FUNDS FOR INSTITUTIONS SERIES

FFI Institutional Tax-Exempt Fund

60 State Street

Boston, Massachusetts 02109

(800) 626-1960

October 28, 2015

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of FFI Institutional Tax-Exempt Fund (the “Target Fund”), a series of Funds For Institutions Series, which will be held on Thursday, December 17, 2015 at 3:00 p.m., Eastern Time at the offices of BlackRock Advisors, LLC (“BlackRock”) at 1 University Square Drive, Princeton, NJ 08540-6455. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Target Fund.

At the Special Meeting, shareholders will be asked to consider and act upon the Proposal set out below and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. The Proposal seeks your approval of a series of transactions, which will result in your becoming a shareholder of MuniCash (the “Acquiring Fund”), a series of BlackRock Liquidity Funds, another municipal money market fund advised by BlackRock. The proposed transactions include an in-kind liquidation of Master Institutional Tax-Exempt Portfolio (the “Master Target Fund”), a class of Master Institutional Money Market LLC, into the Target Fund (the “Liquidation”), followed by the reorganization (the “Funds Reorganization”) of the Target Fund with the Acquiring Fund (the Liquidation and the Funds Reorganization, together, the “Reorganization”). You are not a shareholder of the Master Target Fund. However, because the Target Fund invests all of its investable assets in the Master Target Fund, you are being asked to provide instructions on how the Target Fund should vote its limited liability company interests in the Master Target Fund with respect to the Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the Liquidation of the Master Target Fund, at a special meeting of interestholders (the “Interestholder Special Meeting”) of the Master Target Fund to be held at the same place, date and time as the Special Meeting.

The Reorganization is being proposed because combining the Target Fund’s and Acquiring Fund’s assets in the Reorganization will eliminate what are substantially duplicate products. The Board of Trustees of the Target Fund has determined that shareholders of the Target Fund may benefit from the following:

(i) Shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The Reorganization will allow shareholders of the Target Fund to invest in a fund with a substantially similar investment objective and similar principal investment strategies, although there are certain differences;

(iii) Assuming the Reorganization had occurred on April 30, 2015, although each of the contractual management fee rate and the effective management fee rate of the Acquiring Fund is higher than the contractual management fee rate and effective management fee rate of the Master Target Fund, and although the Acquiring Fund after the Reorganization (the “Combined Fund”) would have gross annual fund operating expenses for its Institutional Shares that exceed those of the shares of the Target Fund prior to the Reorganization as of April 30, 2015, the Combined Fund would have net annual fund operating expenses for its Institutional Shares that are lower than those of the shares of the Target Fund prior to the Reorganization as of April 30, 2015, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock, the investment manager of the Combined Fund, has agreed to continue through March 1, 2017; and

(iv) The Liquidation is expected to qualify as a distribution that does not result in the recognition of any income, gain or loss for U.S. federal income tax purposes and the Funds Reorganization is expected to qualify as a tax-free reorganization.

Proposal 1—“Reorganization”

To approve the Reorganization Agreement, which provides for the liquidation of the Master Target Fund and the reorganization of the Target Fund with the Acquiring Fund, and to instruct the Target Fund to approve the Reorganization Agreement.

The Liquidation. Pursuant to the Reorganization Agreement, the Master Target Fund would transfer substantially all of its assets to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated.

The Funds Reorganization. Following the Liquidation of the Master Target Fund, the Target Fund would transfer substantially all of its assets, including the assets it acquired from the Master Target Fund in the Liquidation, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund. Your Target Fund shares would then be exchanged for newly-issued Institutional Shares of the Acquiring Fund and the Target Fund would be dissolved and terminated.

The Acquiring Fund shares that you receive in the Reorganization will have the same aggregate net asset value as the Target Fund shares that you currently hold. It is currently anticipated that both parts of the Reorganization (the Liquidation and Funds Reorganization) will be effected on a tax-free basis for federal income tax purposes.

Shareholders of the Target Fund as of the close of business on October 19, 2015 (the “Record Date”) are entitled to vote. As of the Record Date, the sole interestholder of the Master Target Fund was the Target Fund.

Proposal 2

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or the Interestholder Special Meeting or any adjournment or postponement thereof.

The Board of Trustees of Funds For Institutions Series and the Board of Directors of Master Institutional Money Market LLC believe that the Reorganization is in the best interests of the Target Fund and the Master Target Fund, respectively, and unanimously recommend that you vote “FOR” Proposal 1.

I encourage you to carefully review the enclosed materials, which explain these proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares.

If you are a record holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Target Fund shares, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Target Fund shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

As always, we appreciate your support.

Sincerely,

JOHN PERLOWSKI

Chief Executive Officer

FFI Institutional Tax-Exempt Fund

Funds For Institutions Series

60 State Street, Boston, Massachusetts 02109

(800) 626-1960

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card or voting instruction form, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares (or your Target Fund’s interests) to be voted, your shares will be voted “FOR” Proposal 1. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are a shareholder of the Target Fund. As a shareholder of the Target Fund, you are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund, the Master Target Fund and the Acquiring Fund, as set out in the table below:

Target Fund		Master Target Fund		Acquiring Fund		Shareholders Entitled to Vote
FFI Institutional Tax-Exempt Fund (the “Target Fund”)	a series of Funds For Institutions Series (the “Target Trust”), a business trust organized under the laws of the State of Massachusetts	Master Institutional Tax- Exempt Portfolio (the “Master Target Fund”)	a class of Master Institutional Money Market LLC (the “Master Target LLC”), a limited liability company organized under the laws of the State of Delaware	MuniCash (the “Acquiring Fund”)	a series of BlackRock Liquidity Funds (the “Acquiring Trust”), a Delaware statutory trust	Shareholders of the Target Fund as of the close of business on October 19, 2015 (the “Record Date”).

The proposed reorganization seeks your approval of a series of transactions, which will result in your becoming a shareholder of the Acquiring Fund, another municipal money market fund advised by BlackRock Advisors, LLC (“BlackRock”). The proposed transactions include an in-kind liquidation of the Master Target Fund into the Target Fund (the “Liquidation”), followed by the reorganization (the “Funds Reorganization”) of the Target Fund with the Acquiring Fund (the Liquidation and the Funds Reorganization are together described herein as the “Reorganization”). The Reorganization is described herein and throughout the Combined Prospectus/Proxy Statement as Proposal 1.

The Target Fund and Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

You are not a shareholder of the Master Target Fund. However, because the Target Fund invests all of its investable assets in the Master Target Fund, as part of Proposal 1 you are being asked to provide instructions on how the Target Fund should vote its limited liability company interests in the Master Target Fund with respect to the Reorganization Agreement, which provides for the Liquidation of the Master Target Fund. Pursuant to the Liquidation, the Master Target Fund would transfer substantially all of its assets to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated. Following the Liquidation, the Target Fund would enter into the Funds Reorganization with the Acquiring Fund by transferring substantially all of its assets, including the assets it acquired from the Master Target Fund in the Liquidation, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund. Your Target Fund shares would then be exchanged for newly-issued Institutional Shares of the Acquiring Fund and the Target Fund would be dissolved and terminated.

Each Fund pursues substantially similar investment objectives. Each Fund also employs similar investment strategies to achieve its respective investment objectives. If the Reorganization is approved and completed, you will become a shareholder of the Acquiring Fund, the Target Fund will be dissolved and terminated as a series of the Target Trust and the Master Target Fund will be terminated as a class of the Master Target LLC. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization and for a more complete description of the Acquiring Fund.

THE REORGANIZATION (THE LIQUIDATION AND FUNDS REORGANIZATION)

Step 1:	The Master Target Fund transfers substantially all of its assets to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated.

Step 2:	The Target Fund transfers substantially all of its assets, including the assets it acquired from the Master Target Fund, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund.

Step 3:	Newly-issued Institutional Shares of the Acquiring Fund received by the Target Fund are distributed by the Target Fund to its shareholders.

Step 4:	The Target Fund is dissolved and terminated.

Q:	How does the Board suggest that I vote?

A:	After careful consideration, the Board of Trustees of the Target Trust and the Board of Directors of the Master Target LLC (collectively, the “Board”), including all of the Trustees and Directors who are not “interested persons” of the Target Trust or the Master Target LLC, respectively (as defined in the Investment Company Act of 1940, as amended) (the “Independent Board Members”), have determined that the proposed Reorganization is in the best interests of the Target Fund and the Master Target Fund, respectively, and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “FOR” the proposed Reorganization. The Board has determined that shareholders of the Target Fund may benefit from the following:

(i) Shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The Reorganization will allow shareholders of the Target Fund to invest in a fund with a substantially similar investment objective and similar principal investment strategies, although there are certain differences;

(iii) Assuming the Reorganization had occurred on April 30, 2015, although each of the contractual management fee rate and the effective management fee rate of the Acquiring Fund is higher than the contractual management fee rate and effective management fee rate of the Master Target Fund, and although the Acquiring Fund after the Reorganization (the “Combined Fund”) would have gross annual fund operating expenses for its Institutional Shares that exceed those of the shares of the Target Fund prior to the Reorganization as of April 30, 2015, the Combined Fund would have net annual fund operating expenses for its Institutional Shares that are lower than those of the shares of the Target Fund prior to the Reorganization as of April 30, 2015, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock, the investment manager of the Combined Fund, has agreed to continue through March 1, 2017; and

(iv) The Liquidation is expected to qualify as a distribution that does not result in the recognition of any income, gain or loss for U.S. federal income tax purposes and the Funds Reorganization is expected to qualify as a tax-free reorganization.

Q:	In the Reorganization, what class of shares of the Combined Fund will I receive?

A:	All Target Fund shareholders will receive Institutional Shares of the Combined Fund.

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Q:	Will I own the same number of shares of the Combined Fund as I currently own of the Target Fund?

A:	You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization. The number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Each of the Target Fund and the Acquiring Fund is a money market fund, and although each Fund seeks to preserve the value of a shareholder’s investment at $1.00 per share, it is possible that the net asset value of the Target Fund’s or the Acquiring Fund’s shares may be less than $1.00 per share as of the Valuation Time. The aggregate net asset value immediately after the Reorganization of your Combined Fund shares will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Acquiring Fund once the Reorganization is completed?

A:	The Target Fund invests all of its investable assets in the Master Target Fund. Thus, all portfolio management for the Target Fund occurs at the Master Target Fund level. The Master Target Fund is advised by BlackRock. The Acquiring Fund is also advised by BlackRock and is expected to continue to be advised by BlackRock once the Reorganization is completed. BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc.

Q:	How will the Reorganization affect Fund fees and expenses?

A:	Assuming the Reorganization had occurred on April 30, 2015, the Combined Fund would have (i) gross annual fund operating expenses for its Institutional Shares that exceed those of the shares of the Target Fund prior to the Reorganization as of April 30, 2015, and (ii) net annual fund operating expenses for its Institutional Shares that are lower than those of the shares of the Target Fund prior to the Reorganization as of April 30, 2015, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through March 1, 2017.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not have to pay any sales load, commission or other similar fee in connection with the Reorganization.

Q:	What happens to my shares if the Reorganization is approved? Will I have to take any action if the Reorganization is approved?

A:	If the Reorganization is approved, your shares will automatically be converted into Institutional Shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate net asset value of the Acquiring Fund shares you receive in the Reorganization relating to the Target Fund will be equal to the aggregate net asset value of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Target Fund, the Reorganization will not occur, and the Board will consider other alternatives for the Target Fund and the Master Target Fund.

Q:	Will the Reorganization create a taxable event for me?

A:

The Liquidation step in the Reorganization is expected not to result in the recognition of any income, gain or loss for U.S. federal income tax purposes and the Funds Reorganization step in the Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code. In

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general, if the Funds Reorganization qualifies as a tax-free “reorganization” under Section 368(a) of the Code, the Target Fund will not recognize any gain or loss as a result of the transfer of all assets and of certain stated liabilities in exchange for shares of the Acquiring Fund or as a result of the Target Fund’s termination, and you will not recognize any gain or loss upon your receipt of shares of the Acquiring Fund in connection with the Reorganization.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Master Target Fund and do not anticipate disposing of or requesting the disposition of any material portion of the holdings of the Master Target Fund in preparation for, or as a result of, the Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Master Target Fund are anticipated to be incurred in connection with the Reorganization. If there are any sales of portfolio assets, the tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the price at which such assets were bought by the Master Target Fund. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	Are there any differences between the Funds with respect to their investments subject to the federal alternative minimum tax?

A:	The Target Fund is permitted to invest up to 20% of its assets in investments subject to the federal alternative minimum tax. Although the Acquiring Fund intends to invest its assets in tax-exempt obligations, the Acquiring Fund is permitted to invest, without restriction, in private activity bonds and other securities which may be subject to the federal alternative minimum tax.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, such redemption is not likely to result in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes due to the policy of the Target Fund to maintain a stable net asset value of $1.00 per share (although it is possible that it may not be able to do so).

Q:	As a shareholder of the Target Fund, will I be able to retain checking account redemption privileges?

A:	No. Requesting shareholders of the Target Fund may establish a checking account through the Target Fund’s transfer agent. Checks drawn on this account can be made payable to the order of any person in any amount not less than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. However, the Acquiring Fund does not offer such checkwriting privileges to its shareholders.

Q:	Who will pay for the Reorganization?

A:	BlackRock and its affiliates have agreed to bear all of the costs of the Reorganization. The estimated expenses of the Reorganization are $305,000. The foregoing estimated expenses will be borne by BlackRock or its affiliates regardless of whether the Reorganization is consummated.

Q:	How do I vote my shares?

A:	You may cast your vote by mail, phone or internet or in person at the special meeting of the Target Fund (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card or voting instruction form and sign, date and return the card/form in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card or voting instruction form(s) in hand and call the telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

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If you wish to vote in person at the Special Meeting, please complete each proxy card you receive and bring it to the Special Meeting. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Whichever voting method you choose, please take the time to read the full text of the enclosed Combined Prospectus/Proxy Statement before you vote.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the first quarter of 2016. The Reorganization will not take place if the Reorganization is not approved by the Target Fund’s shareholders.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Target Fund at (800) 225-1576. You may also call Computershare Fund Services, our proxy solicitation firm, toll-free at 866-200-9096.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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FUNDS FOR INSTITUTIONS SERIES

FFI Institutional Tax-Exempt Fund

60 State Street

Boston, Massachusetts 02109

(800) 626-1960

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 17, 2015

To the Shareholders of the FFI Institutional Tax-Exempt Fund:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the FFI Institutional Tax-Exempt Fund (the “Target Fund”), a series of Funds For Institutions Series (the “Target Trust”), will be held on Thursday, December 17, 2015, at 3:00 p.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 1 University Square Drive, Princeton, NJ 08540-6455. A special meeting (the “Interestholder Special Meeting”) of the interestholders of Master Institutional Tax-Exempt Portfolio (the “Master Target Fund”), a class of Master Institutional Money Market LLC (the “Master Target LLC”), will be held at the same time, place and date as the Special Meeting. Simultaneously with delivery of this notice to you, this notice has also been delivered to the interestholders of the Master Target Fund and shall serve as notice to the interestholders of the Master Target Fund of the Interestholder Special Meeting:

At the Special Meeting, shareholders will be asked to consider and act upon the Proposal set out below and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. The Proposal seeks your approval of a series of transactions, which will result in your becoming a shareholder of MuniCash (the “Acquiring Fund”), a series of BlackRock Liquidity Funds, another municipal money market fund advised by BlackRock Advisors, LLC. The proposed transactions include an in-kind liquidation of the Master Target Fund into the Target Fund (the “Liquidation”), followed by the reorganization (the “Funds Reorganization”) of the Target Fund with the Acquiring Fund (the Liquidation and Funds Reorganization, together, the “Reorganization”). You are not a shareholder of the Master Target Fund. However, because the Target Fund invests all of its investable assets in the Master Target Fund, you are being asked to provide instructions on how the Target Fund should vote its limited liability company interests in the Master Target Fund with respect to the Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the Liquidation of the Master Target Fund, at the Interestholder Special Meeting.

The Reorganization is being proposed because combining the Target Fund’s and Acquiring Fund’s assets in the Reorganization will eliminate what are substantially duplicate products. The Board of Trustees of the Target Fund has determined that shareholders of the Target Fund may benefit from the following:

(i) Shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The Reorganization will allow shareholders of the Target Fund to invest in a fund with a substantially similar investment objective and similar principal investment strategies, although there are certain differences;

(iii) Assuming the Reorganization had occurred on April 30, 2015, although each of the contractual management fee rate and the effective management fee rate of the Acquiring Fund is higher than the contractual management fee rate and effective management fee rate of the Master Target Fund, and although the Acquiring Fund after the Reorganization (the “Combined Fund”) would have gross annual fund operating expenses for its Institutional Shares that exceed those of the shares of the Target Fund prior to the Reorganization as of April 30, 2015, the Combined Fund would have net annual fund operating expenses for its Institutional Shares that are lower than those of the shares of the Target Fund prior to the Reorganization as of April 30, 2015, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock Advisors, LLC, the investment manager of the Combined Fund, has agreed to continue through March 1, 2017; and

(iv) The Liquidation is expected to qualify as a distribution that does not result in the recognition of any income, gain or loss for U.S. federal income tax purposes and the Funds Reorganization is expected to qualify as a tax-free reorganization.

Proposal 1

To approve the Reorganization Agreement, which provides for the liquidation of the Master Target Fund and the reorganization of the Target Fund with the Acquiring Fund, and to instruct the Target Fund to approve the Reorganization Agreement.

The Liquidation. Pursuant to the Reorganization Agreement, the Master Target Fund would transfer substantially all of its assets to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated.

The Funds Reorganization. Following the Liquidation of the Master Target Fund, the Target Fund would transfer substantially all of its assets, including the assets it acquired from the Master Target Fund in the Liquidation, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund. Your Target Fund shares would then be exchanged for newly-issued Institutional Shares of the Acquiring Fund and the Target Fund would be dissolved and terminated.

The Acquiring Fund shares that you receive in the Reorganization will have the same aggregate net asset value as the Target Fund shares that you currently hold. It is currently anticipated that both parts of the Reorganization (the Liquidation and the Funds Reorganization) will be effected on a tax-free basis for federal income tax purposes.

Shareholders of the Target Fund as of the close of business on October 19, 2015 (the “Record Date”) are entitled to vote at the Special Meeting. Interestholders of the Master Target Fund as of the close of business on the Record Date are entitled to vote at the Interestholder Special Meeting.

Proposal 2

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or the Interestholder Special Meeting or any adjournment or postponement thereof.

The Board of Trustees of the Target Trust has fixed the close of business on the Record Date for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. The Board of Directors of the Master Target LLC has fixed the close of business on the Record Date for determination of interestholders of the Master Target Fund entitled to notice of, and to vote at, the Interestholder Special Meeting and any adjournments or postponements thereof.

If you are a record holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Target Fund shares, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Target Fund shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Computershare Fund Services, the firm assisting us in the solicitation of proxies, toll-free at 866-200-9096.

The officers or directors of the Target Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers and directors in the Special Meeting pursuant to any such communications system shall constitute presence in person at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TARGET FUND RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AND SIGN, DATE AND RETURN THE CARD/FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF TRUSTEES OF THE TARGET FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR PROPOSAL 1.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR SIGNED AND DATED PROXY CARD, VOTING INSTRUCTION FORM OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

By Order of the Board of Trustees of the Target Trust and the

Board of Directors of the Master Target LLC,

/s/ BEN ARCHIBALD

BEN ARCHIBALD

Secretary

New York, New York

October 28, 2015

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on December 17, 2015. The Notice of Special Meeting of Shareholders, the Combined Prospectus/Proxy Statement and the form of proxy cards are available on the Internet at https://www.proxy-direct.com/blk-27011. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Combined Prospectus/Proxy Statement, the form of proxy cards and any amendments.

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK LIQUIDITY FUNDS

MuniCash

100 Bellevue Parkway

Wilmington, Delaware 19809

(302) 797-2000

FUNDS FOR INSTITUTIONS SERIES

FFI Institutional Tax-Exempt Fund

60 State Street

Boston, Massachusetts 02109

(800) 626-1960

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the FFI Institutional Tax-Exempt Fund (the “Target Fund”), a series of Funds For Institutions Series (the “Target Trust”).

A special meeting of shareholders of the Target Fund (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC at 1 University Square Drive, Princeton, NJ 08540-6455, on Thursday, December 17, 2015 at 3:00 p.m., Eastern Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. A special meeting (the “Interestholder Special Meeting”) of the interestholders of Master Institutional Tax-Exempt Portfolio (the “Master Target Fund”), a class of Master Institutional Money Market LLC (the “Master Target LLC”), will be held at the same time, place and date as the Special Meeting, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund at the close of business on October 19, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. Interestholders of record of the Master Target Fund as of the close of business on the Record Date are entitled to notice of, and to vote at, the Interestholder Special Meeting or any adjournments or postponements thereof. As of the Record Date, the sole interestholder of the Master Target Fund was the Target Fund. This Combined Prospectus/Proxy Statement, proxy card or voting instruction form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Target Fund on or about November 6, 2015. The Board of Trustees of the Target Trust (the “Board” or the “Target Board”) requests that shareholders vote their shares (and instruct the Target Fund on how to vote its interests) by signing, dating and returning the enclosed proxy card or voting instruction form or by following one of the other methods for voting specified on the proxy card or voting instruction form.

At the Special Meeting, shareholders will be asked to consider and act upon the Proposal set out below and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. The Proposal seeks your approval of a series of transactions, which will result your becoming a shareholder of MuniCash (the “Acquiring Fund”), a series of BlackRock Liquidity Funds, another municipal money market fund advised by BlackRock Advisors, LLC. The proposed transactions include an in-kind liquidation of Master Institutional Tax-Exempt Portfolio (the “Master Target Fund”), a class of Master Institutional Money Market LLC, into the Target Fund (the “Liquidation”), followed by the reorganization (the “Funds Reorganization”) of the Target Fund with the Acquiring Fund (the Liquidation and the Funds Reorganization, together, the “Reorganization”). You are not a shareholder of the Master Target Fund. However, because the Target Fund invests all of its investable assets in the Master Target Fund, you are being asked to provide instructions on how the Target Fund should vote its limited liability company interests in the

Master Target Fund with respect to the Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the Liquidation of the Master Target Fund, at the Interestholder Special Meeting.

1. Proposal 1—“Reorganization”

To approve the Reorganization Agreement, which provides for the liquidation of the Master Target Fund and the reorganization of the Target Fund with the Acquiring Fund, and to instruct the Target Fund to approve the Reorganization Agreement.

The Liquidation. Pursuant to the Reorganization Agreement, the Master Target Fund would transfer substantially all of its assets to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated.

The Funds Reorganization. Following the Liquidation of the Master Target Fund, the Target Fund would transfer substantially all of its assets, including the assets it acquired from the Master Target Fund in the Liquidation, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund. Your Target Fund shares would then be exchanged for newly-issued Institutional Shares of the Acquiring Fund and the Target Fund would be dissolved and terminated.

Shareholders holding shares of the Target Fund as of the close of business on the Record Date are entitled to vote at the Special Meeting. Interestholders of the Master Target Fund as of the close of business on the Record Date are entitled to vote at the Interestholder Special Meeting.

2. Proposal 2—To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or the Interestholder Special Meeting or any adjournment or postponement thereof.

The Target Board as well as the Board of Directors of the Master Target LLC have approved the Reorganization, pursuant to which the Target Fund, an open-end management investment company, would be acquired by the Acquiring Fund. The Acquiring Fund pursues an investment objective that is substantially similar to the investment objective of the Target Fund. The investment objective of the Acquiring Fund is to seek as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objectives of the Target Fund are to seek current income exempt from federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term, high quality tax-exempt money market securities. The Acquiring Fund also has principal investment strategies that are similar to those of the Target Fund. The Target Fund and the Acquiring Fund, however, employ certain differing investment strategies to achieve their respective objectives. For more information on each Fund’s investment strategies see “Summary—Investment Objectives and Principal Investment Strategies” below.

The Target Fund invests all of its investable assets in the Master Target Fund, which has the same objective and strategies as the Target Fund. This structure is called a “master/feeder” structure. Shareholders of the Target Fund are being asked as part of Proposal 1 to provide instructions as to how the Target Fund should vote its limited liability company interests in the Master Target Fund with respect to the Reorganization Agreement at the Interestholder Special Meeting.

If the Target Fund’s shareholders approve the Reorganization, the Master Target Fund will transfer substantially all of its assets to the Target Fund in exchange for the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund owned by the Target Fund, following which the Target Fund will transfer substantially all of its assets, including the assets it acquired from the Master Target Fund, to the Acquiring Fund. The Acquiring Fund will assume certain stated liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be dissolved and terminated as a series of the Target Trust and the Master Target Fund will be terminated as a class of the Master Target LLC. When the Reorganization is complete, shareholders of the Target Fund will receive Institutional Shares of the Acquiring Fund. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder’s interest will represent a smaller percentage of ownership in the combined fund (the “Combined Fund”) than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Acquiring Fund and the Target Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated October 28, 2015 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the Prospectus relating to the Target Fund, dated August 28, 2015, as supplemented;

•	the Statement of Additional Information relating to the Target Fund, dated August 28, 2015, as supplemented (the “Target Fund SAI”);

•	the Annual Report to shareholders of the Target Fund for the fiscal year ended April 30, 2015;

•	the Statement of Additional Information relating to the Acquiring Fund, dated February 27, 2015, as supplemented (the “Acquiring Fund SAI”); and

•

the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended October 31, 2014 and the Semi-Annual Report to shareholders of Acquiring Fund for the six-month period ended April 30, 2015.

The following document has been filed with the SEC, and is incorporated by reference into (legally forms a part of) and also accompanies this Combined Prospectus/Proxy Statement:

•	the Prospectus relating to Institutional Shares of the Acquiring Fund, dated February 27, 2015, as supplemented (the “Acquiring Fund Prospectus”).

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization.

Copies of the foregoing can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com/cash. In addition, each Fund will furnish, without charge, a copy of the any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7450 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington Delaware 19809. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Target Fund is 60 State Street, Boston, Massachusetts 02109 and the telephone number is (800) 626-1960. The address of the principal executive offices of the Acquiring Fund is 100 Bellevue Parkway, Wilmington, Delaware 19809 and the telephone number is (302) 797-2000.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. To the extent permitted by applicable law, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is October 28, 2015.

v

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the Funds is a diversified, open-end management investment company registered with the Securities and Exchange Commission (“SEC”) and is a series/class of the management investment company specified below:

FFI Institutional Tax-Exempt Fund (the “Target Fund”)	a series of Funds For Institutions Series (the “Target Trust”), a business trust organized under the laws of the State of Massachusetts

Master Institutional Tax-Exempt Portfolio (the “Master Target Fund”)	a class of Master Institutional Money Market LLC (the “Master Target LLC”), a limited liability company organized under the laws of the State of Delaware

MuniCash (the “Acquiring Fund”)	a series of BlackRock Liquidity Funds (the “Acquiring Trust”), a Delaware statutory trust

The Target Fund and the Acquiring Fund are collectively referred to as the “Funds” and each, a “Fund.”

The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

The investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The Target Fund has investment objectives to seek current income exempt from federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term, high quality tax-exempt money market securities. The Acquiring Fund has an investment objective to seek as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective of each of the Funds is fundamental, which means that it may not be changed without approval of the respective Fund’s shareholders. The investment objective of the Master Target Fund is the same as the investment objective of the Target Fund.

BlackRock Advisors, LLC (“BlackRock” or the “Advisor”) serves as the investment advisor of the Acquiring Fund and the Master Target Fund. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the “Distributor”), and numerous intermediaries.

Target Fund and Acquiring Fund. The principal investment strategies of the Target Fund and the Acquiring Fund are similar, although there are some differences. Each Fund is a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund seeks to achieve its investment objectives by investing in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. Each Fund has adopted a fundamental policy to invest, under normal circumstances, (i) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments, the income from which, in the opinion of counsel to its issuer, is exempt from federal income tax; or (ii) so that at least 80% of the income that it distributes will be exempt from federal income tax. The Funds differ in this restriction in that the Target Fund’s restriction applies to investments or distributions that are exempt from federal income tax under both the regular tax rules and the federal alternative minimum tax rules (although the

Target Fund is permitted to invest up to 20% of its assets in investments subject to the federal alternative minimum tax without violating the restriction), whereas the Acquiring Fund’s restriction does not apply to the Acquiring Fund’s ability to invest in obligations subject to the federal alternative minimum tax. Although the Acquiring Fund intends to invest its assets in tax-exempt obligations, the Acquiring Fund is permitted to invest, without restriction, in private activity bonds and other securities which may be subject to the federal alternative minimum tax. The securities in which each Fund may invest are generally similar. The Target Fund invests principally in tax-exempt notes and commercial paper, short-term municipal bonds, tax-exempt variable rate demand obligations and short-term tax-exempt derivatives. The Acquiring Fund invests principally in a broad range of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions and derivative securities, such as beneficial interests in municipal trust certificates and partnership trusts, the interest on which is exempt from regular federal income tax. Both Funds may buy or sell securities on a when-issued and delayed-delivery basis. Whereas the Target Fund does not presently intend to invest more than 25% of its total assets in short-term tax-exempt securities of issuers located in the same state, the Acquiring Fund does not have a similar restriction. Both Funds are subject to the credit quality requirements of Rule 2a-7 under the 1940 Act, which permit a Fund to invest in “Eligible Securities,” i.e., securities that have received ratings from relevant rating agencies in one of the two highest short-term rating categories (or unrated securities of comparable quality). The Acquiring Fund may depart from its principal investment strategies during periods of unusual market conditions or during temporary defensive periods, whereas the Target Fund has not provided for similar flexibility under such circumstances. Finally, the Target Fund is a “feeder fund” that invests all of its investable assets in the Master Target Fund, which has the same investment objectives and strategies as the Target Fund. The Acquiring Fund is not currently part of a master-feeder arrangement.

The Board of Trustees of the Target Trust (the “Target Board”) and the Board of Directors of the Master Target LLC (the “Master Target Board”), including all of the Trustees and Directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Board Members”), have each approved the Reorganization.

Subject to approval by the Target Fund shareholders and the Master Target Fund interestholders, the Reorganization provides for:

•

the transfer of substantially all of the assets of the Master Target Fund to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated;

•

the transfer of substantially all of the assets of the Target Fund, including the assets it acquired form the Master Target Fund in the Liquidation, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of such assumed liabilities;

•	the distribution of such shares of the Acquiring Fund by the Target Fund to its shareholders; and

•	the dissolution and termination of the Target Fund as a series of the Target Trust.

If the Reorganization is approved and completed, shareholders of the Target Fund will receive Institutional Shares of the Acquiring Fund. The Acquiring Fund shares that shareholders of the Target Fund will receive in the Reorganization will have the same aggregate net asset value as the Target Fund shares that they owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

BlackRock believes that each Fund generally will benefit more from the possible operating efficiencies that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate each Fund separately. BlackRock believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a Reorganization with the Target Fund. As a result of the substantially similar investment objectives and similar investment strategies of the Funds, there is overlap in the securities currently owned by the Funds (excluding, as a category of investments, certain variable rate demand securities issued by closed-end investment companies owned by the Acquiring Fund that are not also owned by the Target Fund). The portfolio managers of each Fund have reviewed the portfolio holdings of the other Fund (or the Master Target Fund, as applicable) and do not anticipate disposing of any material portion of the holdings in preparation for, or as a result of, the Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization.

In approving the Reorganization, the Target Board and the Master Target Board, including all of the Independent Board Members, determined that participation in the Reorganization is in the best interests of the Target Fund and the Master Target Fund and that the interests of the Target Fund’s shareholders and Master Target Fund’s interestholders will not be diluted as a result of the Reorganization. The Target Board and the Master Target Board considered the Reorganization proposal at a meeting held on July 28, 2015, and each Board, including all of its Independent Board Members, approved the Reorganization. The Board of Trustees of the Acquiring Trust (the “Acquiring Board,” and together with the Target Board and the Master Target Board, collectively, the “Boards”), including all of its Independent Board Members, determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	that the shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets.

•

that the investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The Board also considered the fact that the principal investment strategies of the Target Fund and the Acquiring Fund are similar, although there are certain differences. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

that assuming the Reorganization had occurred on April 30, 2015, although each of the contractual management fee rate and the effective management fee rate of the Acquiring Fund is higher than the contractual management fee rate and effective management fee rate of the Master Target Fund, and although the Combined Fund would have gross annual fund operating expenses for its Institutional Shares that exceed those of the shares of the Target Fund prior to the Reorganization as of April 30, 2015, the Combined Fund would have net annual fund operating expenses for its Institutional Shares that are lower than those of the shares of the Target Fund prior to the Reorganization as of April 30, 2015, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through March 1, 2017.

•	that the Reorganization will create a consolidated fund product within the BlackRock-advised complex of funds which invests in a diversified portfolio of short-term tax-exempt securities.

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•

that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization (the Liquidation and the Funds Reorganization), since the Liquidation of the Master Target Fund into the Target Fund is expected to be a distribution that does not result in the recognition of any income, gain or loss for U.S. federal income tax purposes and the Funds Reorganization thereafter of the Target Fund with the Acquiring Fund is expected to be a tax-free reorganization. In addition, prior to the Funds Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

that the aggregate net asset value of the shares of the Acquiring Fund that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.

•

that the estimated expenses of the Reorganization are $305,000 and BlackRock and its affiliates have agreed to bear all of the costs of the Reorganization. The foregoing estimated expenses will be borne by BlackRock or its affiliates regardless of whether the Reorganization is consummated.

If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives for the Target Fund and Master Target Fund.

The Target Board and the Master Target Board, including all of the Independent Board Members, unanimously recommend that you vote “FOR” Proposal 1.

Investment Objectives and Principal Investment Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The Target Fund has investment objectives to seek current income exempt from federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term, high quality tax-exempt money market securities. The Acquiring Fund has an investment objective to seek as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective of each of the Funds is fundamental, which means that it may not be changed without approval of the respective Fund’s shareholders. The investment objective of the Master Target Fund is the same as the investment objective of the Target Fund.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ similar principal investment strategies in achieving their respective objectives. The principal investment strategies of the Master Target Fund are the same as the principal investment strategies of the Target Fund. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund
• The Fund is a money market fund managed pursuant to Rule 2a-7 under the 1940 Act.

•    The Fund is a money market fund managed pursuant to Rule 2a-7 under the 1940 Act. The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 and other rules of the SEC.

Target Fund	Acquiring Fund

•    The Fund has adopted a fundamental policy (that may not be changed without shareholder approval) to invest, under normal circumstances, (i) at least 80% of its assets (defined to include net assets plus borrowings for investment purposes) in investments the income from which, in the opinion of counsel to the issuer, is exempt from federal income tax or (ii) so that at least 80% of the income that it distributes will be exempt from federal income tax.

•    Under normal circumstances, the Fund invests: (i) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions and derivative securities, such as beneficial interests in municipal trust certificates and partnership trusts (“Municipal Obligations”), the interest on which, in the opinion of counsel to the issuer of the obligation, is exempt from regular federal income tax; or (ii) so that at least 80% of the income distributed by the Fund will be exempt from regular federal income tax. This is a fundamental policy of the Fund.

•    The requirements of the previous policy apply to investments or distributions that are exempt from federal income tax under both the regular tax rules and the federal alternative minimum tax rules (although the Fund is permitted to invest up to 20% of its assets in investments subject to the federal alternative minimum tax without violating the restriction).

•    The requirements of the previous policy do not apply to Municipal Obligations in which the Fund may invest that may be subject to the federal alternative minimum tax. Although the Fund intends to invest its assets in tax-exempt obligations, the Fund is permitted to invest, without restriction, in private activity bonds and other securities which may be subject to the federal alternative minimum tax.

• The Fund may invest in securities with remaining maturities of up to 397 days (13 months), with certain exceptions.	• The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions).

• The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.	• The Fund invests in a portfolio of securities that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

• The Fund may buy or sell securities on a when-issued, delayed-delivery or forward commitment basis. The Fund may invest in variable rate demand notes.	• The Fund may invest in variable and floating rate instruments and when-issued and delayed delivery securities.

• Under Rule 2a-7 under the 1940 Act, the Fund may only invest in securities that are “Eligible Securities” as defined in such Rule.	• Under Rule 2a-7 under the 1940 Act, the Fund may only invest in securities that are “Eligible Securities” as defined in such Rule.

• The Fund does not presently intend to invest more than 25% of its total assets in short-term tax-exempt securities of issuers located in the same state.	• No similar strategy.

Target Fund	Acquiring Fund
• No similar strategy.

•    During periods of unusual market conditions or during temporary defensive periods, the Fund may depart from its principal investment strategies. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of BlackRock, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

•    The Fund is a “feeder” fund that invests all of its assets in the Master Target Fund, which has the same investment objectives and strategies as the Fund. All investments are made at the Master Target Fund level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master Target Fund.

• No similar structure.

Comparison. The principal strategies of the Target Fund and the Acquiring Fund are similar, although there are some differences. Each Fund is a money market fund managed pursuant to Rule 2a-7 under the 1940 Act. Each Fund seeks to achieve its investment objectives by investing in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Each Fund has adopted a fundamental policy to invest, under normal circumstances, (i) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments, the income from which, in the opinion of counsel to its issuer, is exempt from federal income tax; or (ii) so that at least 80% of the income that it distributes will be exempt from federal income tax. The Funds differ in this restriction in that the Target Fund’s restriction applies to investments or distributions that are exempt from federal income tax under both the regular tax rules and the federal alternative minimum tax rules (although the Target Fund is permitted to invest up to 20% of its assets in investments subject to the federal alternative minimum tax without violating the restriction), whereas the Acquiring Fund’s restriction does not apply to the Acquiring Fund’s ability to invest in obligations subject to the federal alternative minimum tax. Although the Acquiring Fund intends to invest its assets in tax-exempt obligations, the Acquiring Fund is permitted to invest, without restriction, in private activity bonds and other securities which may be subject to the federal alternative minimum tax.

The securities in which each Fund may invest are generally similar. The Target Fund invests principally in tax-exempt notes and commercial paper, short-term municipal bonds, tax-exempt variable rate demand obligations and short-term tax-exempt derivatives. The Acquiring Fund invests principally in a broad range of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions and derivative securities, such as beneficial interests in municipal trust certificates and partnership trusts, the interest on which is exempt from regular federal income tax. Both Funds may buy or sell securities on a when-issued and delayed-delivery basis. Whereas the Target Fund does not presently intend to invest more than 25% of its total assets in short-term tax-exempt securities of issuers located in the same state, the Acquiring Fund does not have a similar restriction.

Both Funds are subject to the credit quality requirements of Rule 2a-7 under the 1940 Act, which permit a Fund to invest in “Eligible Securities,” i.e., securities that have received ratings from relevant rating agencies in one of the two highest short-term rating categories (or unrated securities of comparable quality).

The Acquiring Fund may depart from its principal investment strategies during periods of unusual market conditions or during temporary defensive periods, whereas the Target Fund has not provided for similar flexibility under such circumstances.

Finally, the Target Fund is a “feeder fund” that invests all of its investable assets in the Master Target Fund, which has the same investment objectives and strategies as the Target Fund. The Acquiring Fund is not currently part of a master-feeder arrangement.

Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the substantially similar investment objectives and similar investment strategies there is overlap in the portfolio securities currently owned by the Funds (excluding, as a category of investments, certain variable rate demand securities issued by closed-end investment companies owned by the Acquiring Fund that are not also owned by the Target Fund). Thus, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Target Fund.

Fees and Expenses

If the Reorganization is approved and completed, holders of Target Fund shares will receive Institutional Shares of the Acquiring Fund.

Fee Tables as of April 30, 2015 (unaudited)

The fee tables below provide information about the fees and expenses attributable to the Target Fund and Institutional Shares of the Acquiring Fund, assuming the Reorganization had taken place on April 30, 2015, and the estimated pro forma fees and expenses attributable to Institutional Shares of the pro forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended April 30, 2015. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of April 30, 2015, see “Other Information—Capitalization.”

Fee Tables of FFI Institutional Tax-Exempt Fund (Target Fund), MuniCash (Acquiring Fund) and the Pro Forma Combined Fund (as of April 30, 2015) (unaudited)

	FFI Institutional Tax-Exempt Fund (Target Fund)(1)	MuniCash (Acquiring Fund) Institutional Shares	MuniCash Pro Forma (Combined Fund) Institutional Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(2)
Management Fee	0.05%(2)	0.35%	0.34%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.20%	0.12%	0.02%
Administration Fees	0.15%	None	None
Miscellaneous Other Expenses	0.05%	0.12%	0.02%
Total Annual Fund Operating Expenses	0.25%	0.47%	0.36%
Fee Waivers and/or Expense Reimbursements	None	(0.27)%(3)	(0.16%)(3)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.25%	0.20%(3)	0.20%(3)

(1)	Shareholders of shares of the Target Fund will receive Institutional Shares of the Combined Fund in connection with the Reorganization.

(2)

The fees and expenses for the Target Fund shown in the table and the example that follows include both the expenses of the Target Fund and the Target Fund’s share of expenses of the Master Target Fund. The management fees are paid by the Master Target Fund.

(3)

BlackRock, the Acquiring Fund’s investment manager, has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fees and Miscellaneous/Other Expenses from exceeding 0.20% of average daily net assets until March 1, 2017. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended April 30, 2015) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
FFI Institutional Tax-Exempt Fund (Target Fund) Shares	$26	$80	$141	$318
MuniCash (Acquiring Fund) Institutional Shares	$20	$124	$236	$565
Pro Forma Combined Fund Institutional Shares	$20	$99	$186	$440

Federal Tax Consequences

The in-kind Liquidation of the Master Target Fund into the Target Fund is expected to qualify as a distribution of the Master Target Fund’s assets that does not result in the recognition of any income, gain or loss for U.S. federal income tax purposes, and the Funds Reorganization of the Target Fund with the Acquiring Fund is expected to qualify as a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986. In general, if the Liquidation and the Funds Reorganization so qualify, the Target Fund, the Master Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will receive an opinion from Sidley Austin LLP to the effect that the distribution of the assets of the Master Target Fund in the Liquidation will not result in the recognition of any income, gain or loss for U.S. federal income tax purposes and that the Funds Reorganization will qualify as a tax-free reorganization under Section 368 of the Code. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the Target Fund are sold, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Funds Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Target Fund, which redemption is not likely to resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes due to the policy of the Target Fund to maintain a stable net asset value of $1.00 per share (although it is possible that it may not be able to do so). For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Purchases. Investors in the Acquiring Fund may generally purchase Institutional Shares of the Acquiring Fund each day on which the New York Stock Exchange is open for business. To purchase shares of the Acquiring Fund, purchase orders must be transmitted to the Acquiring Fund’s office in Wilmington, Delaware by telephone (800-441-7450; in Delaware 302-797-2350), through the Fund’s internet-based order entry program, or by such other electronic means as the Acquiring Fund agrees to in its sole discretion. Institutional Shares of the Acquiring Fund have a $3 million initial investment minimum (although the Fund may reduce or waive the minimum in some cases) and there is no subsequent minimum additional investment. Generally, a purchase order for Institutional Shares of the Acquiring Fund will be executed on the business day that it is received only if the federal funds wire service is open on that day, the purchase order is received by 2:30 p.m. and payment is received by the close of the federal funds wire (normally 6:00 p.m.). Shares begin accruing dividends on the day the purchase order for the shares is effected. Institutional Shares of the Acquiring Fund are sold without a sales charge.

Investors in the Target Fund may purchase shares on every day that both the New York Stock Exchange and the Federal Reserve are open for business, and the bond markets are open for trading. If a purchase order is received by the Target Fund by 12:00 p.m. and Federal Funds are received by the Target Fund’s Transfer Agent prior to the close of the Federal Funds wire (normally 6:00 p.m. Eastern time) on that same day, the purchase order will be effected as of that day’s deadline and dividends will be earned that day. The minimum initial investment is $100,000 and the minimum subsequent investment is $1,000. Investors may purchase Target Shares by Federal Funds Wire, by Federal Reserve Draft, or for business organizations, through the Financial Assets Control Tracking System or “FACTS.” Shares of the Target Fund are sold without a sales charge.

Exchanges. Shareholders of the Target Fund can exchange their Target Fund shares for shares of any of the other series of the Target Trust, subject to each such series’ minimum investment requirements, and subject to a minimum exchange amount of $1,000. Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Acquiring Fund does not offer an exchange privilege.

Redemptions. Shareholders in the Acquiring Fund may generally redeem Institutional Shares of the Acquiring Fund each day on which the New York Stock Exchange is open for business. To redeem shares of the Acquiring Fund, redemption orders must be transmitted to the Acquiring Fund’s office in Wilmington, Delaware by telephone (800-441-7450; in Delaware 302-797-2350), through the Fund’s internet-based order entry program, or by such other electronic means as the Acquiring Fund agrees to in its sole discretion. Redemption orders are accepted on business days if transmitted to the Acquiring Fund’s office by 1:00 p.m., but if the Federal Reserve Bank of Philadelphia is not open on that Business Day, the redemption order will be accepted and processed the next succeeding Business Day when the Federal Reserve Bank of Philadelphia is open. If redemption orders are received by the Acquiring Fund’s transfer agent on a business day by the established deadlines, payment for redeemed shares will normally be wired in federal funds on that same day, but dividends will not be accrued on the day of redemption. Redemption orders placed between 12:00 Noon and 1:00 p.m. Eastern time may only be transmitted by telephone. Shareholders placing orders through a service organization are responsible for making certain that their service organization communicates the order to the Acquiring Fund’s office no later than the stated deadline. Such orders are limited to a maximum of $25 million per institution. The Acquiring Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Shareholders in the Target Fund may redeem shares on every day that both the New York Stock Exchange and the Federal Reserve are open for business, and the bond markets are open for trading. If your redemption request is received by the Target Fund by 12:00 p.m., you will not earn a dividend on the day the request is received and payment will be made in Federal Funds wired on the same day. Shareholders may initiate redemptions by submitting their redemption requests to the FFI Client Service Team by telephone at (800) 225-1576 or by mail to Boston Financial Data Services, Attention: BlackRock, P.O. Box 8118, Boston, MA 02266 (without signature guarantee) and having the proceeds sent by a Federal Funds wire to a previously designated bank account. The minimum amount to be wired is $1,000.

Requesting shareholders of the Target Fund may establish a checking account through the Target Fund’s transfer agent. Checks drawn on this account can be made payable to the order of any person in any amount not less than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. However, shareholders of the Combined Fund will not be able to use checkwriting to redeem shares after the Reorganization because the Acquiring Fund does not offer such checkwriting privileges to its shareholders.

Valuation of Shares. Both the Acquiring Fund and the Target Fund use the amortized cost method in calculating each Fund’s net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with adjustment for any discount or premium on a security at the time of purchase. Although both Funds use the amortized cost method in order to seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in either Fund.

COMPARISON OF THE FUNDS

Because of their substantially similar investment objectives and similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of the Master Target Fund are the same as the principal risks of the Target Fund. The principal risks of each Fund are set out in the table below.

Risk	Target Fund	Acquiring Fund

Credit Risk	Principal Risk	Principal Risk

Foreign Exposure Risk	N/A	Principal Risk

Income Risk	Principal Risk	Principal Risk

Interest Rate Risk	Principal Risk	Principal Risk

Market Risk and Selection Risk	Principal Risk	Principal Risk

Municipal Securities Concentration Risk	N/A	Principal Risk

Municipal Securities Risks	Principal Risk	Principal Risk

Regulatory Risk	Principal Risk	Principal Risk

Taxability Risk	Principal Risk	Principal Risk

Treasury Obligations Risk	Principal Risk	N/A

U.S. Government Obligations Risk	N/A	Principal Risk

Variable and Floating Rate Instrument Risk	See “Variable Rate Demand Notes and Municipal or Tax-Exempt Derivatives Risk”	Principal Risk

Variable Rate Demand Notes and Municipal or Tax-Exempt Derivatives Risk	Principal Risk	See “Variable and Floating Rate Instrument Risk”

When-Issued and Delayed Settlement Transactions Risk	See “When-Issued and Delayed Delivery Securities and Forward Commitments Risk”	Principal Risk

When-Issued and Delayed Delivery Securities and Forward Commitments Risk	Principal Risk	See “When-Issued and Delayed Settlement Transactions Risk”

The Target Fund invests all of its investable assets in the Master Target Fund, a mutual fund that has the same investment objectives and strategies as the Target Fund. All of its investments are made at the Master Target Fund level. This structure is sometimes called a “master/feeder” structure. The Target Fund’s investment results correspond directly to the investment results of the Master Target Fund in which it invests. For simplicity, this Combined Prospectus/Proxy Statement uses the term “Target Fund” to include the Master Target Fund where appropriate.

Target Fund and Acquiring Fund

The principal risks of the Target Fund and the Acquiring Fund are similar, except that (i) foreign exposure risk is a principal risk of the Acquiring Fund, but is not of the Target Fund; (ii) municipal securities concentration risk is a principal risk of the Acquiring Fund, but not of the Target Fund; (iii) treasury obligations risk is a principal risk of the Target Fund, but not of the Acquiring Fund; and (iv) U.S. government obligations risk is a principal risk of the Acquiring Fund, but not of the Target Fund.

Combined Fund

There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the Target Fund shareholders could lose money even though the Combined Fund seeks to preserve the value of an investment at $1.00 per share. Shares of the Combined Fund are not bank deposits and are not guaranteed or insured by any bank or government entity, or by the Federal Deposit Insurance Corporation. As with any fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Foreign Exposure Risk—Securities issued or supported by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.

Income Risk—Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Municipal Securities Concentration Risk—From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by BlackRock. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risks—Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Regulatory Risk—On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

Taxability Risk—Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

U.S. Government Obligations Risk—Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable and Floating Rate Instrument Risk—The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

When-Issued and Delayed Settlement Transactions Risk—When-issued and delayed delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Fundamental Investment Restrictions

Target Fund and Acquiring Fund

The Funds have some similar and some differing fundamental investment restrictions. A complete list of each Fund’s fundamental investment restrictions is located in Appendix I. The Master Target LLC, on behalf of the Master Target Fund, has adopted investment restrictions substantially identical to those of the Target Fund. Generally, each of the Funds has fundamental investment restrictions limiting each Fund’s ability to: (i) issue senior securities (with certain exceptions); (ii) borrow money (with certain exceptions); (iii) act as an underwriter of securities (with certain exceptions), (iv) make loans (with certain exceptions); (v) purchase or sell real estate (with certain exceptions); (vi) purchase or sell commodities or commodities contracts; and (vii) invest more than 5% of its total assets in the securities of any one issuer (with certain exceptions).

Although the fundamental investment restrictions have some similarities, there are several differences. A discussion of the relevant differences follows.

Each Fund has adopted a fundamental investment restriction requiring each Fund to invest, under normal circumstances, (A) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments, the income from which, in the opinion of counsel to its issuer, is exempt from federal income tax; or (B) so that at least 80% of the income that it distributes will be exempt from federal income tax. The Funds differ in this restriction in that the Target Fund’s restriction applies to investments or distributions that are exempt from federal income tax under both the regular tax rules and the federal alternative minimum tax rules (although the Target Fund is permitted to invest up to 20% of its assets in investments subject to the federal alternative minimum tax without violating the restriction), whereas the Acquiring Fund’s restriction does not apply to the Acquiring Fund’s ability to invest in obligations subject to the federal alternative minimum tax. Although the Acquiring Fund intends to invest its assets in tax-exempt obligations, the Acquiring Fund is permitted to invest, without restriction, in private activity bonds and other securities which may be subject to the federal alternative minimum tax.

The Target Fund, under its fundamental investment restrictions, may not (i) purchase or sell interests in oil, gas or other mineral exploration or development programs, (ii) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Target Fund (with certain exceptions), (iii) make investments for the purpose of exercising control or management, (iv) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation, (v) purchase any securities on margin (with certain exceptions), and (vi) make short sales of securities or maintain a short position or invest in put, call, straddle or spread options (with certain exceptions). The Acquiring Fund does not have similar fundamental investment restrictions.

As an additional fundamental investment restriction, the Target Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities; securities issued by any state of the U.S. or any political subdivision thereof; and instruments issued by domestic banks). Although the Acquiring Fund does not have a similar fundamental investment restriction, the Acquiring Fund does not consider governments or political subdivisions of governments, or their agencies or instrumentalities that issue tax-exempt securities, to be members of any industry.

Also, as an additional fundamental investment restriction, the Target Fund may not purchase any securities other than Tax-Exempt Securities and Municipal Securities. “Tax-Exempt Securities” for this purpose include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities of other qualifying issuers, the interest from which, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (and does not subject investors to the federal alternative minimum tax). “Municipal Securities” for this purpose include certain otherwise Tax-Exempt Securities that are classified as “private activity bonds,” which may subject certain investors to the federal alternative minimum tax. The Acquiring Fund does not have a similar fundamental investment restriction.

The Target Fund, under its fundamental investment restrictions, may not invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of the Target Fund’s total assets (taken at market value) would be invested in such securities. Notwithstanding this fundamental restriction, the Target Fund is limited by Rule 2a-7 under the 1940 Act to investing no more than 5% of its total assets in securities for which no readily available market exists (i.e., if the securities cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund). The Acquiring Fund does not have a similar fundamental investment restriction, however it does has a non-fundamental investment restriction to not invest more than 5% of the value of the Acquiring Fund’s total assets in illiquid securities, which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations.

The Target Fund, under its fundamental investment restrictions, may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. The Acquiring Fund has a similar restriction, however it is a non-fundamental investment restriction.

Each Fund has a fundamental investment restriction on borrowing money, though each Fund’s exceptions differ. The Target Fund may not borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. The Target Fund will not purchase securities while borrowings are outstanding. The Acquiring Fund is restricted from borrowing except to the extent permitted under the 1940 Act.

Each Fund has a fundamental investment restriction from acting as an underwriter of securities, though each Fund’s exceptions differ. The Target Fund may act as an underwriter of securities to the extent that it may technically be deemed an underwriter when engaged in certain loan activities or insofar as the Target Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities. The Acquiring Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Acquiring Fund would not be deemed to be an underwriter for purposes of the 1933 Act.

Each Fund has a fundamental investment restriction on making loans, though each Fund’s exceptions differ. The Target Fund may not make loans to other persons, provided that the Target Fund may purchase a portion of an issue of tax-exempt securities. For the Acquiring Fund, the purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements are not treated as the making of loans for purposes of this limitation.

Each Fund has a fundamental investment restriction on investing more than 5% of its total assets in the securities of any one issuer, though each Fund’s exceptions differ. This restriction does not apply to the Target Fund to securities backed by the U.S. Government or its agencies or instrumentalities. For the Acquiring Fund, up to 25% of the Acquiring Fund’s assets may be invested without regard to this limitation.

Performance Information

The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. As with all such investments, past performance is not an indication of future results. The tables include all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Funds’ returns would have been lower. Each Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the 1940 Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on 1940 Act rules then in effect and is not an indication of future returns. For more information concerning the performance of each Fund, please refer to the each Fund’s Prospectus, Annual Report and Semi-Annual Report. As shareholders of a Fund, you have already received a copy of the Prospectus, Annual Report and Semi-Annual Report (if applicable). You may request copies of the Prospectus, Annual Report and Semi-Annual Report (if applicable) at no charge by calling (800) 626-1960 or writing the Fund.

ANNUAL TOTAL RETURNS

FFI Institutional Tax-Exempt Fund

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2013). The year-to-date return as of June 30, 2015 was 0.01%.

As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
FFI Institutional Tax-Exempt Fund	0.05%	0.07%	1.19%

To obtain the Target Fund’s current 7-day yield, call (800) 626-1960.

ANNUAL TOTAL RETURNS

MuniCash

Institutional Shares

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2014). The year-to-date return as of June 30, 2015 was 0.01%.

As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
MuniCash—Institutional Shares	0.02%	0.08%	1.24%

Current Yield: You may obtain the Acquiring Fund’s current 7-day yield by calling (800) 441-7450 or by visiting the Acquiring Fund’s website at www.blackrock.com/cash.

Additional Information

The accounting survivor of the Funds Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Management of the Funds

BlackRock, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each of the Acquiring Fund’s and the Master Target Fund’s investments and its business operations subject to the oversight of the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) and the Board of Directors of the Master Target LLC (the “Master Target Board”), respectively. The same trustees/directors that comprise the Acquiring Board and the Master Target Board also comprise the Board of Trustees of the Target Fund. While BlackRock is ultimately responsible for the management of the Acquiring Fund and the Master Target Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is a wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $4.506 trillion in investment company and other portfolio assets under management as of September 30, 2015.

Investment Advisory and Management Agreements

The Target Fund invests all of its investable assets in the Master Target Fund. Accordingly, the Target Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the Master Target Fund level. The Master Target LLC, on behalf of the Master Target Fund, has entered into a management agreement with BlackRock (the “Master Target Fund Management Agreement”). Pursuant to the Master Target Fund Management Agreement, BlackRock is responsible for the day-to-day management of the Master Target Fund’s portfolio and is entitled to fees computed daily and payable monthly. The maximum annual management fee rate that can be paid by the Master Target Fund to BlackRock (as a percentage of average daily net assets of that Portfolio) is 0.05%.

The Acquiring Trust, on behalf of the Acquiring Fund, has entered into a management agreement with BlackRock (the “Acquiring Fund Management Agreement,” and together with the Master Target Fund Management Agreement, the “Management Agreements” and each, a “Management Agreement”) under which BlackRock provides certain investment advisory, administrative and accounting services to the Acquiring Fund. The Acquiring Fund pays BlackRock a management fee, computed daily and payable monthly, which is based on the Fund’s average daily net assets and calculated as follows:

MuniCash
0.350% of the first $1 billion

0.300% of the next $1 billion

0.250% of the next $1 billion

0.200% of the next $1 billion

0.195% of the next $1 billion

0.190% of the next $1 billion

0.185% of the next $1 billion

0.180% of amounts in excess of $7 billion.

In respect of the Acquiring Fund, BlackRock has agreed to cap the Acquiring Fund’s combined management fees plus miscellaneous/other expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Acquiring Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Acquiring Fund’s business, if any), of each share class of the Acquiring Fund at the level shown below. To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses for Institutional Shares of the Acquiring Fund until March 1, 2017 if these expenses exceed a certain limit as indicated in the table below.

Fund	Contractual Caps on Combined Management Fees and Miscellaneous/Other Expenses(1) (excluding certain Fund expenses)
FFI Institutional Tax-Exempt Fund (Target Fund) Shares	—
MuniCash (Acquiring Fund)—Institutional Shares(2)	0.20%
Combined Fund—Institutional Shares(3)	0.20%

(1)	As a percentage of average daily net assets.

(2)

The contractual caps for the Acquiring Fund are in effect until March 1, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(3)	Assumes the Reorganization had taken place on April 30, 2015.

In respect of the Acquiring Fund, BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Acquiring Fund to maintain minimum levels of daily net investment income. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.

In respect of the Target Fund and the Master Target Fund, BlackRock has voluntarily agreed to waive a portion of its management fees and/or administration fees, as applicable, and/or reimburse operating expenses to enable the Target Fund to maintain a minimum level of daily net investment income. BlackRock may discontinue this voluntary waiver and/or reimbursement at any time without notice.

The Acquiring Fund Management Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the management fee rate of the Combined Portfolio under the Acquiring Fund Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund.

A discussion of the basis for the Master Target Board’s approval of the Master Target Fund Management Agreement is available in the Target Fund’s semi-annual shareholder report for the fiscal period ended October 31, 2014.

A discussion of the basis for the Acquiring Board’s approval of the Acquiring Fund Management Agreement is available in the Acquiring Fund’s annual report to shareholders for the fiscal year ended October 31, 2014.

BlackRock will manage the Combined Fund as investment manager, pursuant to the Acquiring Fund Management Agreement. The principal terms of each of the Management Agreements are described below.

Terms of the Management Agreements. The Master Target Fund Management Agreement generally provides that, subject to the oversight of the Master Target Board, BlackRock will (a) act as investment advisor for and supervise and manage the investment and reinvestment of the Master Target Fund’s assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Master Target Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Master Target Fund, (b) supervise continuously the investment program of the Master Target Fund and the composition of its investment portfolio, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolios of the Master Target Fund; and (d) provide investment research to the Master Target Fund. BlackRock will provide the services in accordance with the Master Target Fund’s investment objectives, policies and restrictions as stated in its registration statement and the resolutions of the

Master Target Board. In addition, the Master Target Fund Management Agreement further provides that BlackRock will furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Master Target Fund’s custodian, transfer agent and dividend disbursing agent and other service providers) for the Master Target Fund and to the extent requested by the Target Trust, BlackRock will also provide certain administrative services. In connection with the performance of the foregoing administrative services, the Master Target Fund will reimburse BlackRock for all of its out-of-pocket expenses.

Under the Master Target Fund Management Agreement, BlackRock will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940 and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law, (iii) the provisions of the Master Target Fund’s organizational documents as such are amended from time to time, (iv) the investment objectives and policies of the Master Target Fund as set forth in its Registration Statement on Form N-1A and/or the resolutions of the Master Target Board, and (v) any policies and determinations of the Master Target Board. Under the Master Target Fund Management Agreement, BlackRock will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency, maintain a policy and practice of conducting its investment advisory services pursuant to the Master Target Fund Management Agreement independently of the commercial banking operations of its affiliates and treat confidentially and as proprietary information of the Master Target Fund all records and other information relative to the Master Target Fund and the Master Target Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties pursuant to the Master Target Fund Management Agreement, except after prior notification to and approval in writing by the Master Target Fund, which approval will not be unreasonably withheld and may not be withheld where BlackRock may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Master Target Fund.

The Acquiring Fund Management Agreement generally provides that, subject to the oversight of the Acquiring Board, BlackRock will provide a continuous investment program for the Acquiring Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Acquiring Fund. BlackRock will determine from time to time what securities and other investments will be purchased, retained or sold by the Acquiring Trust for the Acquiring Fund. BlackRock will provide the services rendered by it pursuant to the Acquiring Fund Management Agreement in accordance with the investment objective and policies of the Acquiring Fund as stated in the Acquiring Fund Prospectus. Under the Acquiring Fund Management Agreement, BlackRock agrees that it will conform with all applicable rules and regulations of the SEC, and will in addition conduct its activities under the Acquiring Fund Management Agreement in accordance with all other applicable laws, and will maintain all books and records with respect to the securities transactions of the Acquiring Fund, keep its books of account and will render to the Acquiring Board such periodic and special reports as the Acquiring Board may request. BlackRock will keep confidential any information relating to the Acquiring Trust’s business and will not use such confidential information for any purpose other than in connection with its performance under the Acquiring Fund Management Agreement and the Acquiring Trust will keep confidential any information relating to BlackRock’s business and will not use such confidential information for any purpose other than in connection with its performance under the Acquiring Fund Management Agreement.

Pursuant to the Acquiring Fund Management Agreement, subject to the supervision and control of the Acquiring Board, BlackRock will assist in supervising all aspects of the Fund’s operations, other than (i) those services to be performed by the custodian pursuant to the Acquiring Trust’s Custodian Agreement, as amended from time to time, (ii) those services to be performed by the distributor pursuant to the Acquiring Trust’s Distribution Agreement, as amended from time to time, (iii) those services to be performed by the transfer agent pursuant to the Acquiring Trust’s Transfer Agency Agreement, as amended from time to time, and (iv) those services provided under the Acquiring Trust’s shareholder service and distribution plans relating to the respective classes of shares of the Acquiring Trust’s investment portfolios and any amended or successor plans.

The Master Target Fund Management Agreement provides that BlackRock may from time to time, in its sole discretion, to the extent permitted by applicable law, appoint one or more sub-advisers including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Master Target Fund. BlackRock is not currently a party to any sub-advisory agreement with respect to the Target Master Fund. The Acquiring Fund Management Agreement authorizes BlackRock to engage sub-contractors to provide any or all of the services provided for under the Acquiring Fund Management Agreement. BlackRock is not currently a party to any sub-advisory agreement with respect to the Master Target Fund. As discussed under “Administrator Agreements” below, BlackRock has engaged BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), pursuant to a separate sub-administration agreement (the “Acquiring Fund Sub-Administration Agreement”), to provide sub-administrative services to the Acquiring Fund.

Under the Master Target Fund Management Agreement, BlackRock will not be liable for any error of judgment or mistake of law or for any loss suffered by BlackRock or by the Master Target Fund in connection with the performance of the Master Target Fund Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Master Target Fund Management Agreement. As used in this paragraph, the term BlackRock includes any affiliates of BlackRock performing services for the Master Target Fund contemplated under the Master Target Fund Management Agreement and partners, directors, officers and employees of BlackRock and of such affiliates. The Master Target Fund Management Agreement may be terminated by the Master Target LLC, on behalf of the Master Target Fund, at any time, without the payment of any penalty, upon giving BlackRock 60 days’ notice (which notice may be waived by BlackRock), provided that such termination by the Master Target LLC, on behalf of the Master Target Fund, will be directed or approved by the vote of a majority of the Directors of the Master Target Board in office at the time or by the vote of the holders of a majority of the voting securities of the Master Target Fund at the time outstanding and entitled to vote, or by BlackRock Advisors on 60 days’ written notice (which notice may be waived by the Master Target LLC, on behalf of the Master Target Fund). The Master Target Fund Management Agreement will also immediately terminate in the event of its assignment.

Under the Acquiring Fund Management Agreement, BlackRock shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Acquiring Trust in connection with the matters to which Acquiring Fund Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties or from reckless disregard by it of its obligations and duties under Acquiring Fund Management Agreement. The provisions described in the previous sentence will survive termination of the Acquiring Fund Management Agreement. The Acquiring Fund Management Agreement may be terminated with respect to the Acquiring Fund by the Acquiring Trust at any time, without the payment of any penalty, by the Acquiring Board or by vote of a majority of the outstanding voting securities of the Acquiring Fund, on 60 days’ written notice to BlackRock, or by BlackRock at any time, without payment of any penalty, on 90 days’ written notice to the Acquiring Trust. The Acquiring Fund Management Agreement will immediately terminate in the event of its assignment.

The Master Target Fund Management Agreement provides that the Master Target Fund may, in the discretion of the Master Target Board, indemnify BlackRock, and each of BlackRock’s directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor’s request as director, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth in the Master Target Fund Management Agreement or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Master Target Fund, as applicable, and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful. However, no Indemnitee will be indemnified against any liability to the Master Target Fund or its respective shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being referred to herein as “disabling conduct”). As to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Master Target Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Master Target Fund, as applicable, and did not involve disabling conduct by such Indemnitee. In addition, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Master Target Board. The Master Target LLC may also make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought thereunder if certain conditions are met.

The Acquiring Fund Management Agreement does not have a similar indemnification provision.

Administration Agreements

The Target Trust, on behalf of the Target Fund, has entered into an administration agreement (the “Target Fund Administration Agreement”) with BlackRock, as administrator (in such capacity, the “Administrator”). The Administrator receives for its services to the Target Fund monthly compensation at the annual rate of 0.15% of the average daily net assets the Target Fund.

BlackRock provides both investment advisory and administration services to the Acquiring Trust under the Acquiring Fund Management Agreement, as is described above in the section entitled “Investment Advisory and Management Agreements.” As described previously, the Acquiring Fund pays BlackRock a management fee, computed daily and payable monthly, which is based on the Fund’s average daily net assets.

The Acquiring Fund Sub-Administration Agreement provides that BlackRock will indemnify, defend and hold harmless the Sub-Administrator (including its officers, directors and employees) from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements and liabilities arising under any securities laws or blue sky laws) arising directly or indirectly from any action or omission to act taken or omitted by or on behalf of the Sub-Administrator (i) in connection with the provision of services under the Acquiring Fund Sub-Administration Agreement; (ii) at the request or on the direction of or in reasonable reliance on the advice of BlackRock or the Acquiring Trust; or (iii) upon certain oral or written instructions from BlackRock reasonably believed to be genuine; provided, that in each case in which indemnification is sought, the Sub-Administrator has not acted contrary to the standard of care set forth in the Acquiring Fund Sub-Administration Agreement and provided further, that Sub-Administrator shall not be indemnified against any liability (or any expenses incident to such liability) arising out of its own willful misfeasance, bad faith, negligence or breach of the Acquiring Fund Sub-Administration Agreement on its part in the performance of its duties under the Acquiring Fund Sub-Administration Agreement.

The Acquiring Fund Management Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the management fee rate of the Combined Portfolio under the Acquiring Fund Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund.

Other Service Providers

	FFI Institutional Tax-Exempt Fund/Master Institutional Tax-Exempt Portfolio (Target Fund/Target Master Fund)	MuniCash (Acquiring Fund)
Distributor/Placement Agent	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022

Custodian	State Street Bank and Trust Company 100 Summer Street Boston, Massachusetts 02110	The Bank of New York Mellon One Wall Street New York, New York 10286

Transfer Agent	Boston Financial Data Services P.O. Box 8118 Boston, Massachusetts 02266-8118 (The Target Master Fund has no Transfer Agent)	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116	Deloitte & Touche LLP 1700 Market Street Philadelphia, Pennsylvania 19103

Fund Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (previously defined as “BRIL” or the “Distributor”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

The shares of the Target Fund and the Institutional Shares of the Acquiring Fund are not subject to any ongoing distribution or service fees.

Combined Fund. Following the closing of the Reorganization, the Institutional Shares of the Acquiring Fund will not be subject to any ongoing distribution or service fees.

Dividends and Distributions

The Target Fund declares a dividend daily from its net investment income, if any. Dividends accrue daily and are distributed monthly in the form of reinvestment in additional shares at net asset value or, at the shareholder’s option, paid in cash. The Target Fund’s net realized capital gains, if any, are distributed at least annually in the form of reinvestment in additional shares at net asset value or, at the shareholder’s option, paid in cash.

The Acquiring Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Acquiring Fund shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Unless they are reinvested, dividends are paid monthly generally by wire transfer within five business days after the end of the month or within five business days after a redemption of all of a shareholder’s shares of a particular class.

Following the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund.

Purchase, Exchange, Redemption and Valuation of Shares

Shareholders should refer to the Acquiring Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of Institutional Shares of the Acquiring Fund, which policies and procedures will be the same for Institutional Shares of the Combined Fund following the closing of the Reorganization except as noted below.

Purchasing Shares. Purchase orders for Institutional Shares of the Acquiring Fund are accepted only on Business Days and must be transmitted to the Acquiring Fund’s office in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-797-2350), through the Acquiring Fund’s internet-based order entry program, or by such other electronic means as the Acquiring Fund agrees to in its sole discretion.

Certain accounts may be eligible for an automatic investment or redemption privilege, commonly called a “sweep,” under which amounts necessary to decrease or increase the account balance to a predetermined dollar amount at the end of each day are invested in or redeemed from a the Acquiring Fund as of the end of the day. Each investor desiring to use this privilege should consult its bank for details.

The deadline for receipt of purchase orders for the Acquiring Fund’s Institutional Shares is 2:30 p.m. Eastern time. Generally, a purchase order will be executed by BNY Mellon on the Business Day that it is received only if the federal funds wire service is open on that day, the purchase order is received by the deadline and payment is received by the close of the federal funds wire (normally 6:00 p.m. Eastern time). The Acquiring Fund will notify a sending institution if its purchase order or payment was not received by the deadline. The Acquiring Fund may at its discretion reject any purchase order for Institutional Shares. Notwithstanding the foregoing, on any day that the principal bond markets close early (as recommended by SIFMA) or the Federal Reserve Bank of Philadelphia or the NYSE closes early, the Acquiring Fund may advance the time on that day by which a purchase order must be placed so that it will be effected and begin to earn dividends that day. Contact the Acquiring Fund’s office at (800) 441-7450 for specific information.

Payment for Institutional Shares of the Acquiring Fund may be made only in federal funds or other immediately available funds. The minimum initial investment by an institution for Institutional Shares is $3 million. There is no minimum subsequent investment. The Acquiring Fund, at its discretion, may reduce the minimum initial investment for Institutional Shares for specific institutions whose aggregate relationship with the Funds of the Acquiring Trust is substantially equivalent to this $3 million minimum and warrants this reduction.

Institutional Shares of the Acquiring Fund are sold without a sales charge. Institutional investors purchasing or holding Institutional Shares of the Acquiring Fund for their customer accounts may charge customers fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Institutional Shares of the Acquiring Fund. An institution purchasing Institutional Shares of the Acquiring Fund on behalf of its customers is responsible for transmitting orders to the Acquiring Fund in accordance with its customer agreements.

Shares of the Acquiring Fund are only registered for sale in the United States and certain of its territories. Consequently, the Acquiring Fund generally does not accept investments from non-U.S. residents.

Exchanging Shares. The Acquiring Fund does not offer an exchange privilege.

Redeeming Shares. Redemption orders must be transmitted to the Acquiring Fund’s office in Wilmington, Delaware in the manner described under “Purchase of Shares” in the Acquiring Fund Prospectus.

Redemption orders received by 1:00 p.m. Eastern time are accepted on Business Days, but if the Federal Reserve Bank of Philadelphia is not open on that Business Day, the redemption order will be accepted and processed the next succeeding Business Day when the Federal Reserve Bank of Philadelphia is open. If redemption orders are received by BNY Mellon on a Business Day by the established deadline, payment for redeemed Acquiring Fund shares will normally be wired in federal funds on that same day. If you purchased shares through a bank, savings and loan association or other financial institution, including affiliates of The PNC Financial Services Group, Inc. (a “Service Organization”), the Service Organization may have its own earlier deadlines for the receipt of the redemption order. Where a redemption order is processed through certain electronic platforms where same-day cash settlement is impracticable, payment for redeemed shares will generally be delayed by one Business Day. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed one additional Business Day. A Fund may suspend the right of redemption or postpone the date of payment under the conditions described under “Additional Purchase and Redemption Information” in the Acquiring Fund Prospectus. Redemption orders placed between 12:00 Noon and 1:00 p.m. Eastern time may only be transmitted by telephone. Shareholders placing orders through a Service Organization are responsible for making certain that their Service Organization communicates the order to the Acquiring Fund’s office no later than the stated deadline. Such orders are limited to a maximum of $25 million per institution. The Acquiring Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Notwithstanding the foregoing, on any day that the principal bond markets close early (as recommended by SIFMA) or the Federal Reserve Bank of Philadelphia or the NYSE closes early, the Acquiring Fund may advance the time on that day by which a redemption order must be placed so that it will be effected that day. Contact the Acquiring Fund’s office at (800) 441-7450 for specific information.

The Acquiring Fund shall have the right to redeem shares in any Institutional Share account if the value of the account is less than $100,000, after 60 days’ prior written notice to the shareholder. If during the 60-day period the shareholder increases the value of its Institutional Share account to $100,000 or more, no such redemption shall take place. If a shareholder’s Institutional Share account falls below an average of $100,000 in any particular calendar month, the account may be charged a service fee with respect to that month. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered.

In addition, the Acquiring Fund may redeem Institutional Shares involuntarily under certain special circumstances described in the Acquiring Fund SAI under “Additional Purchase and Redemption Information.” An institution redeeming shares of the Acquiring Fund on behalf of its customers is responsible for transmitting orders to the Acquiring Fund in accordance with its customer agreements.

Checkwriting. Shareholders of the Combined Fund will not be able to use checkwriting to redeem shares after the Reorganization because the Acquiring Fund does not offer such checkwriting privileges to its shareholders.

Comparison of Valuation Policies. Both the Acquiring Fund and the Target Fund use the amortized cost method in calculating each Fund’s net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with adjustment for any discount or premium on a security at the time of purchase. Although both Funds use the amortized cost method in order to seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in either Fund. The Combined Fund’s valuation policies will be those of the Acquiring Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund’s Statement of Additional Information. Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.

Market Timing Trading Policies and Procedures

Neither the Target Board nor the Acquiring Board has adopted a market timing policy because each Fund seeks to maintain a stable NAV of $1.00 per share and generally each Fund’s shares are used by investors for short-term investment or cash management purposes. See the Acquiring Fund’s Prospectus—“Account Information—Additional Purchase and Redemption Information.”

FINANCIAL HIGHLIGHTS

The financial highlights tables for Institutional Shares of the Acquiring Fund that are contained in the Acquiring Fund’s Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from the financial statements audited by Deloitte & Touche LLP. Financial highlights tables for the Target Fund may be found in the Target Fund’s Prospectus, Annual Reports and Semi-Annual Reports, which are available without charge by calling (800) 626-1960. The financial highlights table for Institutional Shares of the Acquiring Fund for each of the five fiscal years ended October 31, 2014 and the six-month period ended April 30, 2015 (unaudited) are included below.

		MuniCash Institutional
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0001	0.0004	0.0009	0.0012	0.0018
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	—

Net increase from investment operations	0.0000	0.0001	0.0004	0.0009	0.0012	0.0018

Distributions from:[2]
Net investment income	(0.0000)[3]	(0.0001)	(0.0004)	(0.0009)	(0.0012)	(0.0018)
Net realized gain	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	—

Total distributions	(0.0000)	(0.0001)	(0.0004)	(0.0009)	(0.0012)	(0.0018)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.01%[5]	0.01%	0.04%	0.09%	0.12%	0.18%

Ratios to Average Net Assets
Total expenses	0.48%[6]	0.45%	0.42%	0.40%	0.38%	0.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.13%[6]	0.16%	0.19%	0.20%	0.20%	0.20%

Net investment income	0.01%[6]	0.01%	0.04%	0.09%	0.13%	0.18%

Supplemental Data
Net assets, end of period (000)	$135,254	$144,892	$189,271	$233,569	$324,027	$736,547

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

Under the Reorganization Agreement, the Reorganization will consist of the in-kind liquidation of the Master Target Fund (the “Liquidation”) into the Target Fund and the reorganization (the “Funds Reorganization”) thereafter of the Target Fund with the Acquiring Fund. The Liquidation will consist of (i) the transfer of substantially all of the assets of the Master Target Fund to the Target Fund, in exchange for the assumption by the Target Fund of the Master Target Fund Stated Liabilities (as defined in Appendix II) and the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund and (ii) the termination of the Master Target Fund. The Funds Reorganization will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in Appendix II) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Appendix II), of the Acquiring Fund Shares to the shareholders of the Target Fund, and (iii) the termination, dissolution and complete liquidation of the Target Fund. The Acquiring Fund Shares issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization (the “Valuation Time”). Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Target Fund expects to distribute the Acquiring Fund Shares to the shareholders of the Target Fund promptly after the Closing Date. The distribution of the Acquiring Fund Shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed as soon as practicable after the Closing Date in accordance with applicable state law and the charter of the Target Fund. Thereafter, (i) the Master Target Fund will be terminated and abolished as a class of the Master Target LLC under Delaware state law and (ii) the Target Fund will be abolished as a series of the Target Trust under Massachusetts state law.

As a result of the Reorganization, the Target Fund shareholders will own Institutional Shares of the Combined Fund.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund are conditioned upon, among other things:

•

the approval of the Reorganization Agreement, which provides for the Liquidation of the Master Target Fund and the Funds Reorganization, by the Target Fund’s shareholders and the Master Target Fund’s interestholders;

•

the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the 1933 Act pertaining thereto;

•	the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds, either before or after approval thereof by the shareholders of the Target Fund.

The Target Board and the Master Target Board, including all of the Independent Board Members, recommend that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund and the Master Target Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Target Fund and interestholders of the Master Target Fund will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	that the shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets.

•

that the investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The Board also considered the fact that the principal investment strategies of the Target Fund and the Acquiring Fund are similar, although there are certain differences. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

that assuming the Reorganization had occurred on April 30, 2015, although each of the contractual management fee rate and the effective management fee rate of the Acquiring Fund is higher than the contractual management fee rate and effective management fee rate of the Master Target Fund, and although the Combined Fund would have gross annual fund operating expenses for its Institutional Shares that exceed those of the shares of the Target Fund prior to the Reorganization as of April 30, 2015, the Combined Fund would have net annual fund operating expenses for its Institutional Shares that are lower than those of the shares of the Target Fund prior to the Reorganization as of April 30, 2015, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through March 1, 2017.

•	that the Reorganization will create a consolidated fund product within the BlackRock-advised complex of funds which invests in a diversified portfolio of short-term tax-exempt securities.

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•

that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, because the Liquidation of the Master Target Fund into the Target Fund is not expected to result in the recognition of any income, gain or loss for tax purposes and the Funds Reorganization thereafter of the Target Fund with the Acquiring Fund is expected to be a tax-free reorganization. Prior to the Reorganization, however, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

that the aggregate net asset value of the shares of the Acquiring Fund that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.

•

that the estimated expenses of the Reorganization are $305,000 and BlackRock and its affiliates have agreed to bear all of the costs of the Reorganization. The foregoing estimated expenses will be borne by BlackRock or its affiliates regardless of whether the Reorganization is consummated.

For these and other reasons, the Target Board and the Master Target Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and the Master Target Fund and the interests of the Target Fund’s existing shareholders and the Master Target Fund’s existing interestholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives for the Target Fund and Master Target Fund.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that each Fund receive an opinion from Sidley Austin LLP, tax counsel to the Fund, dated as of the Closing Date, that the Liquidation will not result in the recognition of any income, gain or loss for U.S. federal income tax purposes and that the Funds Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Funds Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund except for any gain or loss that may be required to be recognized solely as a result of the closing of the tax year of the Target Fund due to the Reorganization or as the result of any transfer of stock in a “passive foreign investment company” as defined in Section 1297(a).

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

•

The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

•

The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

•

The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Funds Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization except for any adjustments that may be required to be made as a result of the closing of the tax year of the Target Fund due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Sidley Austin LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Sidley Austin LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion on the tax effects to the Target Fund or the Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the assets held by the Target Fund may be sold in connection with the Reorganization, if needed for purposes of the Target Fund’s distribution mentioned in the previous paragraph, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of some of the assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such assets are sold (or deemed sold) and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

It is not expected that significant capital loss carryovers will be forfeited as a result of the Reorganization with respect to the Acquiring Fund. The capital loss carryforwards of the Target Fund should not be limited by reason of the Reorganization.

Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

BlackRock or its affiliates will pay all of the expenses incurred in connection with the Reorganization. The estimated expenses of the Reorganization are $305,000. The foregoing estimated expenses will be borne by BlackRock or its affiliates regardless of whether the Reorganization is consummated.

The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in attending the Board meeting and preparing the minutes of the Board meeting, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for each Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, counsel to the Acquiring Fund. Certain legal matters of Delaware law concerning the issuance of shares of the Acquiring Fund will be passed on by Morris, Nichols, Arsht & Tunnell LLP, which serves as Delaware counsel to the Acquiring Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of April 30, 2015: (i) the unaudited capitalization of the Target Fund; (ii) the unaudited capitalization of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

	FFI Institutional Tax- Exempt Fund (Target Fund)	MuniCash (Acquiring Fund) Institutional Shares	Adjustments	MuniCash Pro Forma (Combined Fund) Institutional Shares
Net Assets	$982,244,716	$135,253,754	—	$1,117,498,470
Shares Outstanding	980,219,289	135,192,577	—	1,115,411,866
NAV per Share	$1.00	$1.00		$1.00

Shareholder Information

As of the Record Date, there were 1,480,955,392 shares of the Target Fund outstanding. As of such date, the Trustees and officers of the Target Trust as a group owned less than 1% of the shares of the Target Fund. As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Name	Address	% of Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated* for the Sole Benefit of its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	35.65%

BlackRock National Municipal Fund	100 Bellevue Parkway Wilmington, DE 19809-3700	29.31%

BlackRock Municipal Target Term Trust	100 Bellevue Parkway Wilmington, DE 19809-3700	7.44%

BlackRock Strategic Municipal Opportunities Fund	100 Bellevue Parkway Wilmington, DE 19809-3700	6.6%

*	Record holder that does not beneficially own the shares.

As of the Record Date, there were 153,473,909 shares of the Acquiring Fund outstanding. As of such date, the Trustees and officers of the Acquiring Trust as a group owned less than 1% of the shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

Name	Address	% of Class
Institutional Shares

PNC Bank*	PO Box 7780-1888 Philadelphia, PA, 19182-0000	75.63%

Reliance Trust Company*	1100 Abernathy Road Atlanta, GA 30328-5646	8.52%

DGY Investments	Fifth & Mahantongo Street Pottsville, PA, 17901-0000	7.63%

Administration Shares

Pershing LLC*	One Pershing Plaza Jersey City, NJ, 07399-0000	100.00%**

Dollar Shares

Citizens National Bank*	PO Box 911 Meridian, MS, 39302-0911	93.16%

PNC Advisors/Serv Agent*	PO Box 215 Zelienople, PA, 16063-0000	6.84%

*	Record holder that does not beneficially own the shares.
**	Represents less than one share.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Target Fund, or is identified as the holder of record of more than 25% of the Target Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund. To the extent shares of the

Target Fund are owned by one or more registered investment companies (or series thereof) for which BlackRock serves as investment adviser (e.g., BlackRock National Municipal Fund, BlackRock Municipal Target Term Trust and BlackRock Strategic Municipal Opportunities Fund), BlackRock will engage an independent fiduciary to vote proxies with respect to its Target Fund shares. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

Shareholder Rights and Obligations

The Target Fund is a series of Target Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the Target Trust’s organizational documents, the Target Fund is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.01 per share.

The Acquiring Fund is a series of the Acquiring Trust, a statutory trust organized under the laws of the State of Delaware. Under the Acquiring Trust’s organizational documents, the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value.

With respect to the Acquiring Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. With respect to the Acquiring Fund, each class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and has exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

There are no preemptive rights in connection with shares of either the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective Prospectuses (and, in the case of shares of the Acquiring Fund, issued in connection with the Reorganization), all shares are fully paid and non-assessable.

Under the Target Trust Declaration, shareholders are not entitled to appraisal rights, except for in relation to a merger, consolidation, sale or exchange of assets. In respect of any such merger, consolidation, sale or exchange of assets, the Target Trust Declaration provides that shareholders are entitled to rights of appraisal of their shares to the same extent as a shareholder of a Massachusetts business corporation in respect of a merger, consolidation, sale or exchange of assets of a Massachusetts business corporation, and such rights shall be their exclusive remedy in respect of his dissent from any such action. However, it is the position of the staff of the SEC that the exercise of such appraisal rights by registered investment companies issuing redeemable securities would constitute a violation of the “forward pricing” requirements of Rule 22c-1 under the 1940 Act, and that such rule supersedes contrary provisions of state law. Accordingly pursuant to the Target Trust Declaration, the Board of the Target Trust has made a determination that appraisal rights under the Target Trust Declaration are in conflict with the regulations under the 1940 Act and shall be deemed never to have constituted a part of the Target Trust Declaration. Under the forward pricing rule, at any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Target Fund, at a price based on the current net asset value of such shares which is next computed after receipt by the Target Fund of such redemption order.

Comparison of Delaware Statutory Trusts, Delaware Limited Liability Companies and Massachusetts Business Trusts

The following description is based on relevant provisions of the Delaware Statutory Trust Act, Delaware Limited Liability Company Act, applicable Massachusetts law and a Fund’s operative documents. This summary does not purport to be complete and we refer you to the Delaware Statutory Trust Act, Delaware Limited Liability Company Act, applicable Massachusetts law and the relevant Fund’s operative documents.

In General

A fund organized as a Massachusetts business trust, such as the Target Trust, of which the Target Fund is a series, is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally resides with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations solely by reason of being a shareholder. The Acquiring Trust Declaration and the Master Target LLC Agreement (each, as defined below) contain such provisions. In addition, the Delaware Statutory Trust Act (the “Delaware Act”) contains provisions generally shielding beneficial owners from personal liability for the debts or obligations of a Delaware statutory trust, and the Delaware Limited Liability Company Act (the “LLC Act”) contains provisions generally shielding members from personal liability for the debts or obligations of a Delaware limited liability company.

Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Acquiring Trust Declaration and the Master Target LLC Agreement contain such provisions. In addition, the Delaware Act contains provisions generally shielding trustees from personal liability for the debts or obligations of a Delaware statutory trust, and the LLC Act contains provisions generally shielding managers from personal liability for the debts or obligations of a Delaware limited liability company.

A fund organized as a class of a Delaware limited liability company, such as the Master Target LLC, of which the Master Target Fund is a class, is governed both by the LLC Act and the company’s limited liability company agreement; for the Master Target Fund, it is the Master Target LLC’s Limited Liability Company Agreement (the “Master Target LLC Agreement”) and Amended and Restated Bylaws (the “Master Target Bylaws” and together with the Master Target LLC Agreement, the “Master Target LLC Governing Documents”). As is common for Delaware limited liability companies, internal governance matters of the Master Target LLC are generally a function of the terms of the Master Target LLC Governing Documents. The Master Target LLC has taken advantage of the flexibility of the LLC Act, which generally defers to the terms of the limited liability company agreement of a Delaware limited liability company with respect to internal affairs.

Under the LLC Act, unless the limited liability company agreement provides otherwise, members and managers of a limited liability company are not obligated personally for any debts, obligations or liabilities of such limited liability company solely by reason of being a member or manager. The Master Target LLC Agreement provides that members (referred to in the Master Target LLC Agreement as “Holders”) have no personal liability for the obligations of the Master Target LLC to the extent provided in the LLC Act. The Master Target LLC Agreement requires the Master Target LLC to indemnify a Holder from any claim or liability to which such Holder may become subject solely by reason of his or her being or having been a Holder and not because of his or her acts or omissions or for some other reasons. In addition, the Master Target LLC will reimburse a Holder for all legal and other expenses reasonably incurred in connection with any claim or liability upon proper and timely request by such Holder.

A fund organized as a series of a Delaware statutory trust, such as the Acquiring Trust, of which the Acquiring Fund is a series, is governed both by the Delaware Act and the trust’s declaration of trust or similar instrument; for the Acquiring Fund, it is the Acquiring Trust’s Agreement and Declaration of Trust (the “Acquiring Trust Declaration”) and Amended and Restated Bylaws. As is common for Delaware statutory trusts, internal governance matters of the Acquiring Trust are generally a function of the terms of the Acquiring Trust Declaration. The Acquiring Trust has taken advantage of the flexibility of the Delaware Act which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts or obligations. The Acquiring Trust Declaration provides that shareholders are not personally liable for the debts or obligations of the Acquiring Trust, and also provides that a shareholder of the Acquiring Fund shall be indemnified out of the assets of the Acquiring Trust held with respect to the Acquiring Fund (or an applicable class thereof) against liability arising solely from the shareholder’s ownership of shares in the Acquiring Fund.

Massachusetts Business Trusts

The Target Fund is governed by the Target Trust’s Declaration of Trust (the “Target Trust Declaration”) and Amended and Restated By-Laws (the “Target Trust By-Laws”, together with the Target Trust Declaration, the “Target Trust Governing Documents”). Under the Target Trust Declaration, any determination as to what is in the interests of the Target Trust made by the trustees of the Target Trust (the “Target Trustees”) in good faith is conclusive, and in construing the provisions of the Target Trust Declaration, there is a presumption in favor of a grant of power to the Target Trustees. The following is a summary of some of the key provisions of the Target Trust Governing Documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a Rule 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

The Target Trust Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, and certain amendments to the Target Trust Declaration. Shareholders are entitled to vote on any matter required to be submitted to shareholders by the provisions of the Target Trust Declaration, the 1940 Act, the laws of the Commonwealth of Massachusetts or otherwise.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by a majority of the Target Trustees and shall be called by any Trustee upon the written request of shareholders of any series holding in the aggregate at least ten percent of the outstanding shares of such series entitled to vote. The Target Trust By-Laws provide that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Except as may otherwise be required by applicable law or the Target Trust Governing Documents, the affirmative vote of a majority of the shares present in person or by proxy is required to approve a matter.

Election and Removal of Trustees

The Target Trust Declaration provides that the Target Trustees determine the size of the Target Board, provides that the number of trustees shall in no event be less than three or more than fifteen. The Target Trust

Declaration provides that each Target Trustee shall hold office during the lifetime of the Target Trust and until its termination unless such Target Trustee resigns or is removed pursuant to the Target Trust Declaration. The Target Trust Declaration provides that vacancies on the board of trustees may be filled by the remaining Trustees where permitted by the 1940 Act, otherwise a majority vote of the shareholders Target Trust shares entitled to vote is required fill the vacancy. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. A Trustee may be removed by the affirmative vote of the holders of two-thirds of the shares of the Target Trust or, with cause, by the action of two-thirds of the remaining Trustees.

Issuance of Shares

Under the Target Trust Declaration, the Target Trustees are permitted to issue an unlimited number of shares to such party or parties and for such amount not less than par value and type of consideration, including cash or property, at such time or times, and on such terms as the Target Trustees may deem best. Shareholders are not entitled to preference, preemptive, conversion or exchange rights, except as the Target Trustees may determine with respect to any series of shares.

Appraisal Rights

Under the Target Trust Declaration, shareholders are not entitled to appraisal rights, except for in relation to a merger, consolidation, sale or exchange of assets and except as the Target Trustees may determine with respect to any series of shares. In respect of any such merger, consolidation, sale or exchange of assets, shareholders are entitled to rights of appraisal of their shares to the same extent as a shareholder of a Massachusetts business corporation in respect of a merger, consolidation, sale or exchange of assets of a Massachusetts business corporation, and such rights shall be their exclusive remedy in respect of his dissent from any such action. However, see “Other Information—Shareholder Rights and Obligations” above with respect to the conflict of this provision with the rules under the 1940 Act.

Series and Classes

The Target Trust Declaration gives authority to the Target Trustees to, in their discretion, authorize the division of shares into two or more series, each series relating to a separate portfolio of investments. The different series shall be established and designated, the variations in the relative rights and preferences as between the different series shall be fixed and determined, by the Target Trustees; provided, that all shares shall be identical except that there may be variations so fixed and determined between different series as to investment objective, purchase price, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several series shall have separate voting rights. At any time that there are no shares outstanding of any particular series previously established and designated, a majority of the Target Trustees may abolish such series and the establishment and designation thereof. The termination of any series of the Target Trust otherwise shall require an affirmative vote of the holders of not less than two-thirds of the shares of such series.

Amendments to the Target Trust Declaration

Amendments to the Target Trust Declaration generally require a vote by a majority of the outstanding shares, voting in the aggregate and not separately by series except to the extent that the Target Trust Declaration provides that each series shall have the right to vote separately on a particular amendment, although certain amendments may be made by the Target Trustees without a shareholder vote. However, no amendment may be made that would impair the exemption from personal liability of the trustees, officers, employees or shareholders of the Target Trust, or that would permit an assessment upon any shareholder.

Shareholder, Trustee and Officer Liability

The Target Trust Governing Documents provide that shareholders have no personal liability for the acts or obligations of the Target Trust and require the Target Trust to indemnify a shareholder from any claim or liability arising by reason of his or her being or having been a shareholder, and the Target Trust will reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Similarly, the Target Trust Governing Documents provide that any person who is a trustee, officer, employee or agent of the Target Trust is not personally liable to any person in connection with the Target Trust property or affairs of the Target Trust, other than to the Target Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Target Trust Governing Documents further provide for indemnification of such persons and permit the Target Trustees to make advance payments in connection with such indemnification under certain conditions. The Target Trust Declaration also provides that Trustees may rely in good faith on expert advice.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Delaware Limited Liability Companies

The Master Target Fund is governed by the Master Target LLC Governing Documents and the LLC Act.

Member Voting

Unless otherwise provided in a limited liability company agreement, the LLC Act vests the management of a limited liability company in its members. The Master Target LLC Agreement vests management of the Master Target LLC and each class thereof (including the Master Target Fund) in the directors of the Master Target LLC and provides that each director shall be a “manager” as such term is defined in the LLC Act.

Under the Master Target LLC Agreement, the directors may, without member approval unless such approval is required by the 1940 Act, sell or convey all or substantially of the assets of the Master Target LLC or any class thereof (including the Master Target Fund) to a trust (or series thereof), so long as such trust is an open-end management investment company under the 1940 Act, for adequate consideration as determined by the directors, which may include the assumption of all outstanding obligations, taxes or liabilities of the affected class and may include shares, beneficial interests, stock or other ownership interests of such trust.

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a Rule 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

Election and Removal of Directors

The Master Target LLC Agreement appoints five individuals as directors of the Master Target LLC and provides that the number of directors shall in no event be less than three or more than fifteen. The Master Target LLC Agreement provides that, except as otherwise provided in the 1940 Act, each director shall hold office until such director resigns or is removed pursuant to the Master Target LLC Agreement. Under the Master Target LLC Agreement, a director may be removed by the action of two-thirds of the remaining directors. In the case of a vacancy, members holding at least a majority of the interests cast, acting at any meeting of the members held in accordance with the Master Target LLC Agreement or, to the extent permitted by the 1940 Act, a majority vote of the directors continuing in office acting by written instrument, may fill such vacancy.

Issuance of Shares

Under the Master Target LLC Agreement, the directors of the Master Target LLC are permitted to issue an unlimited number of interests for such consideration and on such terms as the directors may determine, provided that the number of members holding interests in the Master Target LLC is limited to fewer than 100. Members are not entitled to any pre-emptive rights or other rights to subscribe to additional interests. Interests are subject to such other preference, conversion, and special or relative rights, as the directors may determine.

Classes

The Master Target LLC Agreement gives broad authority to the directors of the Master Target LLC to establish and designate classes of interests or divide interests into two or more classes, interests of each class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the directors of the Master Target LLC may determine in their sole discretion.

Amendments to the Master Target LLC Agreement

Amendments to the Master Target LLC Agreement require a vote by two-thirds of the directors then in office, provided that the vote or written consent of members holdings more than 50% of the total outstanding interests or of members holding 67% or more of the interests voting or consenting, if Holders of at least 50% of such Interests vote or consent whenever such vote or consent is required under the 1940 Act. However, no amendment may be made that would impair the exemption from personal liability of members, directors, officers, employees and agents of the Master Target LLC.

Holder, Director and Officer Liability

The Master Target LLC Agreement provides that members shall be entitled to the full protection against personal liability for the obligations of the Master Target LLC to the extent provided in the LLC Act. The LLC Act provides that members of a limited liability company shall not be obligated personally for any debts, obligations or liabilities of such limited liability company solely by reason of being a member. The Master Target LLC Agreement requires the Master Target LLC to indemnify a member from any claim or liability to which such member may become subject solely by reason of his or her being or having been a member and not because of his or her acts or omissions or for some other reason. In addition, the Master Target LLC will reimburse a member for all legal and other expenses reasonably incurred in connection with any claim or liability upon proper and timely request by such member. Similarly, the Master Target LLC Agreement provides that directors shall be entitled to the protection against personal liability for the obligations of the Master Target LLC to the extent provided in the LLC Act. The LLC Act provides that managers of a limited liability company shall not be obligated personally for any debts, obligations or liabilities of such limited liability company solely by reason of being a manager. In addition, the Master Target LLC Agreement provides that (i) the directors shall not be liable to the Master Target LLC, its members, or any director, officer, employee, or agent thereof and (ii) the officers, employees and agents of the Master Target LLC shall not be liable to the Master Target LLC or any member, director, officer, employee or agent thereof, in each case, for any action or failure to act other than such director, officer, employee or agent’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duties. The Master Target LLC Agreement further provides for indemnification of such persons and that directors may make advance payments in connection with such indemnification of such persons under certain conditions. The Master Target LLC Agreement also provides that each director, officer or employee of the Master Target LLC may rely in good faith on expert advice.

Derivative Actions

Under the LLC Act, a member of a limited liability company may bring a derivative action if managers or members with authority to do so have refused to bring the action or if an effort to cause such managers or members to bring the action is not likely to succeed.

Delaware Statutory Trusts

A fund organized as a Delaware statutory trust is governed both by the Delaware Act and the fund’s governing instrument. As is common for Delaware statutory trusts, internal governance matters of the Acquiring Trust are generally a function of the terms of the Acquiring Trust Declaration. The Acquiring Trust has taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts or obligations. The Acquiring Trust Declaration provides that shareholders are not personally liable for the debts or obligations of the Acquiring Trust, and also provides that a shareholder of the Acquiring Fund shall be indemnified out of the assets of the Acquiring Trust held with respect to the Acquiring Fund (or an applicable class thereof) against liability arising solely from the shareholder’s ownership of shares in the Acquiring Fund.

The Delaware Act permits a shareholder to bring a derivative action on behalf of the trust if the trustees refuse to do so, but that power can be restricted by such standards and restrictions as are set forth in the declaration of trust and, before a shareholder of the Acquiring Fund can bring a derivative action, the Acquiring Trust Declaration requires that shareholders who collectively hold at least 10% of the outstanding shares of the Acquiring Fund join in the bringing of such action.

A Delaware statutory trust can limit a trustee’s personal liability in the declaration of trust. The Acquiring Trust Declaration limits the liability to the Acquiring Trust, or a series thereof, of Trustees, officers and certain other persons of the Acquiring Trust, except for their own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties and, in addition, require the Acquiring Trust to indemnify them against all liabilities and against all expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which any such person becomes involved or with which such person may be threatened by reason of being or having been a Trustee, officer, or acting in another specified capacity, except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Acquiring Trust Declaration further provides that the Trustees of the Acquiring Trust are entitled and empowered to purchase with trust assets insurance against all claims and liabilities of every nature arising by reason of holding, being or having held any office as trustee, officer, representative, employee, or agent of the Trust, or by reason of any action alleged to have been taken or omitted by such Trustees, including any action taken or omitted that may be determined to constitute negligence, whether or not the Acquiring Trust would have the power to indemnify such person against such liability. The 1940 Act currently provides that no officer or director shall be protected from liability to the Acquiring Trust, or shareholders thereof, for misfeasance, bad faith, gross negligence or reckless disregard of the duties of office.

A Delaware statutory trust is not required to hold shareholder meetings or get shareholder approval for certain actions unless the declaration of trust requires it. The Acquiring Trust Declaration generally provides for shareholder voting as required by the 1940 Act or other applicable laws, or as the Trustees may consider necessary or desirable, but otherwise permits, consistent with Delaware law, actions taken by the Acquiring Board without seeking the consent of shareholders.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing the Target Fund, the Target Trust, the Master Fund, the Master Target LLC, the Acquiring Fund and the

Acquiring Trust and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. In the event the Reorganization is not completed, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by its Declaration of Trust or the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Target Fund should send such proposal to Funds For Institutions Series, Attn: Secretary, 60 State Street, Boston, Massachusetts 02109. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Under the Target Trust By-Laws, in order for a shareholder proposal to be considered for presentation at a shareholders’ meeting, other than a proposal presented under rules promulgated by the SEC, the shareholder making the proposal must meet the requirements set out in the Target Trust By-Laws, including with respect to the timeliness of submission. To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Target Trust not later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Target Fund and the Target Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about November 6, 2015. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

The total expenses of preparing, printing and mailing the proxy materials, and soliciting and tabulating proxies are estimated to be approximately $305,000. These expenses will be borne by BlackRock or its affiliates.

The Target Fund has retained Computershare Fund Services (“Computershare”), located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $10,500. Representatives of BlackRock and its affiliates and other representatives of the Target Fund may also solicit proxies.

Questions about the proposal should be directed to Computershare toll-free at 866-200-9096.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Liquidation of the Master Target Fund and the Funds Reorganization of the Target Fund and the Acquiring Fund and the solicitation of proxies by and on behalf of the Target Board for use at the Special Meeting. The Special Meeting will be held on Thursday, December 17, 2015 at 3:00 p.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 1 University Square Drive, Princeton, NJ 08540-6455, or at such later time as is made necessary by adjournment or postponement.

As of the Record Date, the Target Fund had 1,480,955,392 shares outstanding:

Only shareholders of record on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval of the Reorganization Agreement, which provides for the Funds Reorganization of the Target Fund and the Acquiring Fund, will require the affirmative vote of the holders of not less than two-thirds of the shares of the Target Fund. If the shareholders of the Target Fund fail to approve the proposed Funds Reorganization, the Funds Reorganization will not occur. In addition, the Target Fund is seeking instructions from its shareholders on how it should vote its limited liability company interests in the Master Target Fund with respect to the Reorganization Agreement, which provides for the Liquidation of the Master Target Fund into the Target Fund through the transfer by the Master Target Fund of substantially all of its assets to the Target Fund in exchange for the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund, followed by the termination of the Master Target Fund. The Target Fund will vote such interests in favor of or against the Reorganization Agreement, or abstain from such vote, in proportion to its shareholders’ respective instructions. Because of this proportional voting, approval of the Reorganization Agreement will effectively require the affirmative vote of the holders of not less than two-thirds of the interests of the Master Target Fund. The Board has fixed the close of business on October 19, 2015 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy car, voting instruction form or by submitting a Proxy by telephone or over the Internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may deem appropriate in connection with any other matter that may properly come before the Special Meeting, or any adjournments or postponements thereof.

With respect to the Target Fund, a majority of the outstanding shares of the Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. With respect to the Master Target Fund, a majority of the outstanding interests of the Master Target Fund must be present in person or by proxy to have a quorum to conduct business at the Interestholder Special Meeting.

The chairman of any meeting of the shareholders of the Target Fund may adjourn the meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Target Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date. If after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of the Target Trust By-laws shall be given to each shareholder of record entitled to vote at the meeting and each other shareholder entitled to notice of the meeting. The absence from any meeting, in person or by proxy, of a quorum of shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of shareholders in respect of such other matters. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

All properly executed Proxies received prior to the Special Meeting or any adjournment or postponement thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “FOR” the approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will have the same effect as votes against the Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

Target Fund shareholders may cast their vote via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card or voting instruction form, by returning the enclosed proxy card or voting instruction form or by appearing in person at the Special Meeting. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Target Trust or by voting in person at the Special Meeting.

Voting via the Internet. You may vote by proxy via the Internet by following the instructions on the enclosed proxy card or voting instruction form(s) provided by your broker, bank or other financial institution of record. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your voting instruction form(s) at hand.

Voting by Telephone. You may vote by proxy by calling the toll-free number found on the enclosed proxy card or voting instruction form(s) provided by your broker, bank or other financial institution of record and following the automated touchtone voting directions. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your voting instruction form(s) at hand.

Voting by Mail. If you received printed copies of this Combined Prospectus/Proxy Statement by mail, you may vote by proxy by filling out the enclosed proxy card or voting instruction form(s) provided by your broker, bank or other financial institution of record and returning it in the postage paid envelope provided.

Voting in Person. If you wish to vote in person at the Special Meeting, please complete each proxy card you receive and bring it to the Special Meeting. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing their bank, broker or other financial institution of record to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Additional Information. Shareholders voting their proxies by Internet or Telephone need not return their proxy card or voting instruction form by mail.

The Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card or voting instruction form promptly. No postage is necessary if mailed in the United States.

If you are a record holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Target Fund shares, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Target Fund shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Computershare, the firm assisting us in the solicitation of proxies, toll-free at 866-200-9096.

October 28, 2015

APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Acquiring Fund:

1.	The Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

2.	The Fund may not act as an underwriter of securities. The Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Fund would not be deemed to be an underwriter for purposes of the 1933 Act.

3.	The Fund may not make loans. The purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements are not treated as the making of loans for purposes of this limitation.

4.	The Fund may not purchase or sell real estate. The purchase of securities secured by real estate or interests therein are not considered to be a purchase of real estate for the purposes of the limitation.

5.	The Fund may not purchase or sell commodities or commodities contracts.

6.	The Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

7.	The Fund may not purchase the securities of any issuer if as a result more than 5% of the value of the Fund’s assets would be invested in the securities of such issuer except that up to 25% of the value of the Fund’s assets may be invested without regard to this 5% limitation.

8.	Under normal circumstances, the Fund may not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of Municipal Obligations, the income from which, in the opinion of issuers’ bond counsel or, in the case of derivative securities, sponsor’s counsel, is exempt from regular federal income tax. In the alternative, at least 80% of the income distributed by the Fund will be exempt, in the opinion of issuers’ bond counsel or, in the case of derivative securities, sponsor’s counsel, from regular federal income tax. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities (“Municipal Obligations”). Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if, in the opinion of counsel to the issuer, the interest paid thereon is (subject to the federal alternative minimum tax) exempt from regular federal income tax.

The Target Fund and Master Target Fund:

1.	The Fund may not purchase any securities other than Tax-Exempt Securities and Municipal Securities. Tax-Exempt Securities include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities of other qualifying issuers, the interest from which, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (and does not subject investors to the federal alternative minimum tax) (“Tax-Exempt Securities”). Municipal Securities include certain otherwise Tax-Exempt Securities that are classified as “private activity bonds,” which may subject certain investors to the federal alternative minimum tax.

2.	The Fund may not invest more than 5% of its total assets (taken at value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed by the U.S. Government or its agencies or instrumentalities.

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3.	The Fund may not borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (the Fund will not purchase securities while borrowings are outstanding).

4.	The Fund may not mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (3) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value.

5.	The Fund may not invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its total assets (taken at market value) would be invested in such securities.

6.	The Fund may not make investments for the purpose of exercising control or management.

7.	The Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

8.	The Fund may not purchase or sell real estate (provided that such restriction shall not apply to tax-exempt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs.

9.	The Fund may not make loans to other persons, provided that the Fund may purchase a portion of an issue of tax-exempt securities (the acquisition of a portion of an issue of tax-exempt securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act.

10.	The Fund may not act as an underwriter of securities, except to the extent that the Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

11.	The Fund may not invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation.

12.	The Fund may not purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities.

13.	The Fund may not make short sales of securities or maintain a short position or invest in put, call, straddle or spread options; provided, however, that the Fund shall have the authority to purchase tax-exempt securities subject to put options as described above.

14.	The Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities; securities issued by any state of the U.S. or any political subdivision thereof; and instruments issued by domestic banks).

15.	The Fund may not issue senior securities to the extent such issuance would violate applicable law.

16.	The Fund will invest, under normal circumstances, (i) at least 80% of its assets (for this purpose defined to include net assets plus borrowings for investment purposes) in investments the income from which, in the opinion of counsel to the issuer, is exempt from federal income tax or (ii) so that at least 80% of the income that it distributes will be exempt from federal income tax. This policy requires that investments or distributions be exempt from the federal income tax under both the regular tax rules and the federal alternative minimum tax rules.

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APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [            ] day of [            ], 2015, by and between Funds For Institutions Series, a registered investment company and a Massachusetts business trust (the “Target Company”), on behalf of FFI Institutional Tax-Exempt Fund, a separate series of the Target Company (the “Target Fund”), Master Institutional Money Market LLC, a registered investment company and a Delaware limited liability company (the “Master Target LLC”), on behalf of Master Institutional Tax-Exempt Portfolio, a separate class of the Master Target LLC (the “Master Target Fund”), and BlackRock Liquidity Funds, a registered investment company and a Delaware statutory trust (the “Acquiring Company”), on behalf of MuniCash, a separate series of the Acquiring Company (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan for the liquidation of the Master Target Fund into the Target Fund (the “Liquidation”) and the reorganization (the “Funds Reorganization”) thereafter of the Target Fund with the Acquiring Fund, all upon the terms and conditions set forth in this Agreement (the Liquidation and the Funds Reorganization, together, the “Reorganization”). The Funds Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The Liquidation will consist of: (i) the transfer of substantially all of the assets of the Master Target Fund to the Target Fund, in exchange for the assumption by the Target Fund of the Master Target Fund Stated Liabilities (as defined in paragraph 1.3(a)) and the surrender by the Target Fund of all its interests in the Master Target Fund and (ii) the termination of the Master Target Fund. The Funds Reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in paragraph 1.3(b)) of the Target Fund and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund.

WHEREAS, the Target Company, the Master Target LLC and the Acquiring Company are each open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Target Fund invests substantially all of its assets in the Master Target Fund, a class of the Master Target LLC;

WHEREAS, the Master Target Fund as of the date hereof is disregarded as an entity separate and apart from the Target Fund for federal income tax purposes;

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Acquiring Company has determined that the Reorganization is in the best interests of the Acquiring Fund;

WHEREAS, the Board of Directors of the Master Target LLC has determined that the Liquidation is in the best interests of the Master Target Fund and that the Liquidation is advisable and directed that the Liquidation be submitted for consideration at a special meeting of the Master Target Fund interestholders as of the record date for determining the Master Target Fund interestholders entitled to vote at such meeting (the “Interestholder Meeting Record Date”);

WHEREAS, the Board of Trustees of the Target Company has determined that the Reorganization (the Liquidation and the Funds Reorganization) is in the best interests of the Target Fund and that the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund shareholders as of the record date for determining the Target Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”); and

WHEREAS, the Target Fund will seek the instructions of its shareholders on whether the Target Fund should vote its interests in the Master Target Fund for or against this Agreement and the Liquidation and the Target Fund will vote such interests in proportion to the instructions its shareholders provide.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

REORGANIZATION

1.1 THE EXCHANGES.

(a) Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Master Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Master Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Target Fund. In exchange, the Target Fund agrees: (i) to surrender to the Master Target Fund all its interests of the Master Target Fund; and (ii) to assume all of the Master Target Fund Stated Liabilities described in paragraph 1.3(a). Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

(b) Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, following the completion of the exchange described in paragraph 1.1(a), the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund, agrees: (i) to deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets, net of the Target Fund Stated Liabilities (as defined in paragraph 1.3(b)), computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the net asset value of one share of the Institutional Shares class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the Target Fund Stated Liabilities described in paragraph 1.3(b). Such transactions shall take place at the Closing. For the purposes of this Agreement, the term “Acquiring Fund Shares” should be read to mean the Institutional Shares class of the Acquiring Fund unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED.

(a) The assets of the Master Target Fund to be acquired by the Target Fund shall consist of all property owned by the Master Target LLC, on behalf of the Master Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Master Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Master Target Fund on the Closing Date, and all interests, rights, privileges and powers, and other than the rights of the Master Target LLC, on behalf of the Master Target Fund, under this Agreement (the “Master Target Fund Assets”).

(b) The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Company, on behalf of the Target Fund, including, without limitation, all cash, the

Master Target Fund Assets, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 8.2 and other than the rights of the Target Company, on behalf of the Target Fund, under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED.

(a) The Master Target LLC, on behalf of Master Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Master Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Target Fund shall assume only those accrued and unpaid liabilities of the Master Target Fund set forth in the Master Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Master Target Fund to the Target Fund pursuant to paragraph 5.2(a) (the “Master Target Fund Stated Liabilities”). The Target Fund shall assume only the Master Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Master Target Fund.

(b) The Target Company, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund, including the Master Target Fund Stated Liabilities, set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2(b) (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Master Target LLC shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date; (ii) the Target Company shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date and (iii) the Acquiring Company shall make any filings with the State of Delaware that are required under the laws of the State of Delaware.

1.5 LIQUIDATION AND DISTRIBUTION OF THE TARGET FUND. On or as soon as practicable after the Closing Date: (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund, and the Target Fund will redeem all of its outstanding shares. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Target Fund Shareholders; (ii) the Trustees of the Target Company will execute an instrument abolishing the Target Fund as a separate series of the Target Company; and (iii) the Master Target Fund will be terminated and abolished as a separate class of the Master Target LLC. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Company, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Company, on behalf of the Target Fund. Any reporting responsibility of the Master Target LLC, on behalf of the Master Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Master Target LLC, on behalf of the Master Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund and the Master Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund or the Master Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund or the Master Target Fund, as applicable, from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE ACQUIRING COMPANY; ACTION BY TARGET COMPANY; ACTION BY THE MASTER TARGET LLC. The Acquiring Company shall take all actions expressed herein as being the obligations of the Acquiring Company, on behalf of the Acquiring Fund. The Target Company shall take all actions expressed herein as being the obligations of the Target Company, on behalf of the Target Fund. The Master Target LLC shall take all actions expressed herein as being the obligations of the Master Target LLC, on behalf of the Master Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 8.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share, computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the first quarter of 2016, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. on the

Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATES.

(a) The Master Target LLC, on behalf of the Master Target Fund, shall instruct its custodian, (the “Master Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (i) the Master Target Fund Assets have been delivered in proper form to the Target Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Master Target Fund Assets by the Master Target Fund. The Master Target Fund Assets represented by a certificate or other written instrument shall be presented by the Master Target Fund Custodian to the custodian for the Target Fund (the “Target Fund Custodian”), for examination no later than five (5) business days preceding the Closing Date and all Master Target Fund Assets at the Valuation Time shall be transferred and delivered by the Master Target Fund as of the Closing Date for the account of the Target Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Master Target Fund Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Master Target LLC, on behalf of the Master Target Fund, shall be transferred and delivered by the Master Target LLC, on behalf of the Master Target Fund, as of the Closing Date for the account of the Target Fund.

(b) The Target Company, on behalf of the Target Fund, shall instruct the Target Fund Custodian to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Target Company, on behalf of the Target Fund, shall be transferred and delivered by the Target Company, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund, the Master Target Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund, the Master Target Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Company, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent, (the “Target Fund Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund

Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Company, on behalf of the Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Master Target LLC, on behalf of the Master Target Fund, is unable to make delivery pursuant to paragraph 3.2(a) hereof to the Target Fund Custodian of any of the Master Target Fund Assets for the reason that any of such assets have not yet been delivered to it by the Master Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Master Target LLC, on behalf of the Master Target Fund, shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Target Fund or the Target Fund Custodian, including brokers’ confirmation slips. If the Target Company, on behalf of the Target Fund, is unable to make delivery pursuant to paragraph 3.2(b) hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Company, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET COMPANY ON BEHALF OF THE TARGET FUND. The Target Company, on behalf of the Target Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, and to the Master Target LLC, on behalf of the Master Target Fund, as follows:

(a) The Target Company is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Target Company’s declaration of trust. The Target Company has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Target Company is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Company or the Target Fund. The Target Fund is a legally designated, separate series of the Target Company. The Target Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring Company and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Company, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Company, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Company with respect to the Target Company or the Target Fund for use in the Registration Statement or any other materials provided by the Target Company in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Target Company’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and IX of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Company, on behalf of the Target Fund, will not result in the violation of Massachusetts law, or any provision of the Target Company’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Company, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Target Company result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Company, on behalf of the Target Fund, is bound.

(f) The Target Company, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2(b) hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Company’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Company, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. The Target Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund as of April 30, 2015 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund and the Master Target Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund as of April 30, 2015, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets other than a decline in the value of such assets that causes the Target Fund to be unable to sell and redeem its shares at a stable net asset value pursuant to Rule 2a-7 under the 1940 Act, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund shareholders shall not constitute a material adverse change.

(j) Since April 30, 2015 there has not been (i) any pending or to the knowledge of the Target Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Company’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Target Company, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Company is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, of the Target Fund and, as of April 30, 2015, no shares of the Target Fund were held in the treasury of the Target Company. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2(b), and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, (i) the Target Company, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Target Company; and (iii) this Agreement constitutes a valid and binding obligation of the Target Company, enforceable in accordance with its terms, and no other action or proceedings by the Target Company, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Company, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for the taxable year ending on the Closing Date.

(q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than the Target Fund shareholders is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) The Target Company has called a special meeting of Target Fund shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than December 17, 2015 (or such other date as the parties may agree to in writing).

(s) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

(t) The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

4.2 REPRESENTATIONS OF THE MASTER TARGET LLC ON BEHALF OF THE MASTER TARGET FUND. The Master Target LLC, on behalf of the Master Target Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, and to the Target Company, on behalf of the Target Fund, as follows:

(a) The Master Target LLC is a limited liability company that is duly formed, validly existing and in good standing under the laws of the State of Delaware. The Master Target LLC is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Master Target LLC or the Master Target Fund. The Master Target Fund is a legally designated, separate class of the Master Target LLC. The Master Target LLC, on behalf of the Master Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Master Target Fund.

(b) The Master Target LLC is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Master Target LLC is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Master Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring Company and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Master Target LLC and the Master Target Fund based on information provided in writing by the Master Target LLC, on behalf of the Master Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Master Target LLC and the Master Target Fund based on information provided in writing by the Master Target LLC, on behalf of the Master Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Master Target LLC with respect to the Master Target LLC or the Master Target Fund for use in the Registration Statement or any other materials provided by the Master Target LLC in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Master Target LLC’s prospectus, statement of additional information and shareholder reports, in each case relating to the Master Target Fund and to the extent incorporated by reference in the

Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Master Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and IX of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Master Target LLC, on behalf of the Master Target Fund, will not result in the violation of Delaware law, or any provision of the Master Target LLC’s limited liability company agreement or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Master Target LLC is a party on behalf of the Master Target Fund or by which the Master Target LLC, on behalf of the Master Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Master Target LLC result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Master Target LLC is a party, on behalf of the Master Target Fund, or by which the Master Target LLC, on behalf of the Master Target Fund, is bound.

(f) The Master Target LLC, on behalf of the Master Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Master Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2(a) hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Master Target LLC’s knowledge threatened against the Master Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Master Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Master Target LLC, on behalf of the Master Target Fund, to carry out the transactions contemplated by this Agreement. The Master Target LLC knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Master Target Fund as of April 30, 2015 and for the fiscal year then ended have been prepared in accordance GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund and the Target Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Master Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Master Target Fund as reflected in the audited financial statements as of April 30, 2015, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Master Target Fund interests and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(h) above, there has been no material adverse change in the Master Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Master Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(i), a decline in the net asset value of the Master Target Fund due to declines in the value of the Master Target Fund Assets other than a decline in the value of such assets that causes the Target Fund to be unable to sell and redeem its shares at a stable net asset value pursuant to Rule 2a-7 under the 1940 Act, the discharge of the Master Target Fund’s liabilities or the redemption of Master Target Fund interests by Master Target Fund interestholders shall not constitute a material adverse change.

(j) Since April 30, 2015 there has not been (i) any pending or to the knowledge of the Master Target LLC threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Master Target Fund; (ii) any option to purchase or other right to acquire interests of the Master Target Fund issued or granted by or on behalf of the Master Target Fund to any person other than subscriptions to purchase interests at net asset value in accordance with the terms in the current prospectus for the Master Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Master Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Master Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Master Target Fund; (v) any amendment of the Master Target LLC’s organizational documents in a manner materially affecting the Master Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Master Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Master Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of knowledge of the Master Target LLC, on behalf of the Master Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Master Target LLC is authorized to issue an unlimited number of limited liability company interests of the Master Target Fund and, as of April 30, 2015, no interests of the Master Target Fund were held in the treasury of the Master Target LLC. All issued and outstanding limited liability company interests of the Master Target Fund have been issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding interests of the Master Target Fund will, at the Valuation Time, be held by the Target Fund. The Master Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Master Target Fund interests and has no outstanding securities convertible into any of the Master Target Fund interests.

(m) At the Closing Date, the Master Target Fund will have good and marketable title to the Master Target Fund Assets to be transferred to the Target Fund pursuant to paragraph 1.2(a), and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice and which have been taken into account in the net asset valuation of the Master Target Fund, and, upon delivery of the Master Target Fund Assets and the filing of any documents that may be required under Delaware state law, the Target Fund will acquire good and marketable title to the Master Target Fund Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Target Fund.

(n) Subject to the requisite approval of this Agreement by the Master Target Fund interestholders as of the Interestholder Meeting Record Date, (i) the Master Target LLC, on behalf of the Master Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Master Target LLC; and (iii) this Agreement constitutes a valid and binding obligation of the Master Target LLC, enforceable in accordance with its terms, and no other action or proceedings by the Master Target LLC, on behalf of the Master Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Master Target LLC, on behalf of the Master Target Fund, for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Master Target Fund as of the date hereof is, and through the Closing Date will be, disregarded as an entity separate and apart from the Target Fund within the meaning of Treasury Regulation section 301.7701-3(b)(1), and the Master Target LLC and Target Company have consistently treated the Master Target Fund as a disregarded entity for income tax reporting purposes. No election has or will be made to treat the Master Target Fund as other than a disregarded entity for income tax purposes.

(q) Except for the Registration Statement and the requisite approval of this Agreement by the Master Target Fund interestholders (pursuant to the instructions of the Target Fund shareholders) as of the Interestholder Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Master Target LLC, on behalf of the Master Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than the Target Fund shareholders is required for the consummation by the Master Target LLC, on behalf of the Master Target Fund, of the transactions contemplated by this Agreement.

(r) The Master Target LLC has called a special meeting of Master Target Fund interestholders as of the Interestholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than December 17, 2015 (or such other date as the parties may agree to in writing).

4.3 REPRESENTATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Target Company, on behalf of the Target Fund, and to the Master Target LLC, on behalf of the Master Target Fund, as follows:

(a) The Acquiring Company is a statutory trust that is duly formed, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Company is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions, in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Acquiring Company. The Acquiring Company, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this paragraph 4.3(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Company or the Target Fund furnished to the

Acquiring Company by the Target Company or with written information concerning the Master Target LLC or the Master Target Fund furnished to the Acquiring Company by the Master Target LLC. Any written information furnished by the Acquiring Company with respect to the Acquiring Company or the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Company, on behalf of the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Acquiring Company, in each case relating to the Acquiring Fund, and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VIII and IX of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Company, on behalf of the Acquiring Fund, will not result in the violation of, Delaware law or any provision of the Acquiring Company’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Company, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Company, on behalf of the Acquiring Fund, is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Company’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Company, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Acquiring Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) (i) The audited financial statements of the Acquiring Fund as of October 31, 2014 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund and the Master Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Acquiring Fund for the six months ended April 30, 2015 have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of October 31, 2014, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.3(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.3(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets other than a decline in the value of such assets that causes the Acquiring Fund to be unable to sell and redeem its shares at a stable net asset value pursuant to Rule 2a-7 under the 1940 Act, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since April 30, 2015, there has not been (i) any pending or to the knowledge of the Acquiring Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Acquiring Company, on behalf of the Acquiring Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Acquiring Company is authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Fund with no par value. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Acquiring Company, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Company. This Agreement constitutes a valid and binding obligation of the Acquiring Company, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Company, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

(o) The information to be furnished by the Acquiring Company, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year in which the Reorganization occurs; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for its taxable year in which the Reorganization occurs.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, THE MASTER TARGET LLC, ON BEHALF OF THE MASTER TARGET FUND, AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 6.5, 8.2 and 8.5, each of the Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENTS OF ASSETS AND LIABILITIES.

(a) The Master Target LLC, on behalf of the Master Target Fund, will prepare and deliver to the Target Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Master Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Master Target Fund are being correctly determined in accordance with the terms of this

Agreement. The Master Target LLC, on behalf of the Master Target Fund, will deliver at the Closing (1) a statement of Master Target Fund Assets and Master Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Master Target Fund Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such assets, and certified by the Treasurer or Assistant Treasurer of the Master Target LLC.

(b) At least five business days prior to the Closing Date, the Target Company, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund (1) a statement of the assets and the liabilities of the Target Fund as of such date and (2) the Master Target Fund statement delivered to the Target Fund pursuant to paragraph 5.2(a) for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Company, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Company.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, each of the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, shall make available to the Acquiring Company’s officers and agents all books and records of the Master Target Fund and the Target Fund, respectively, and the Acquiring Company, on behalf of the Acquiring Fund, shall make available to the Master Target LLC’s and the Target Company’s officers and agents all books and records of the Acquiring Company relating to the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Master Target LLC, on behalf of the Master Target Fund, will terminate all agreements to which the Master Target LLC, on behalf of the Master Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Master Target Fund Stated Liabilities. The Target Company, on behalf of the Target Fund, will terminate all agreements to which the Target Company, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, (a) the Master Target LLC, on behalf of the Master Target Fund, covenants that it will, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Target Fund may reasonably deem necessary or desirable in order to vest in and confirm the Target Fund’s title to and possession of all the Master Target Fund Assets and otherwise to carry out the intent and purpose of this Agreement and (b) the Target Company, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Company, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring

Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Proxy Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Target Fund contemplated by paragraph 4.1(r), at the time of the meeting of the interestholders of the Master Target Fund contemplated by paragraph 4.2(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the shareholders of the Target Fund to consider the approval of this Agreement (and to consider whether to instruct the Master Target Fund interestholders to approve this Agreement) and the transactions contemplated herein, including in the case of the Master Target Fund and the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transactions contemplated by this Agreement, namely the Funds Reorganization and the Liquidation, will qualify, respectively, as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code and as a distribution of the assets of the Master Target Fund that does not result in the recognition of income, gain or loss for U.S. federal income tax purposes.

Neither the Acquiring Fund (nor the Acquiring Company, on behalf of the Acquiring Fund), nor the Master Target Fund (nor the Master Target LLC, on behalf of the Master Target Fund) nor the Target Fund (nor the Target Company, on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Funds Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or the Liquidation to qualify as a distribution of the assets of the Master Target Fund that does not result in the recognition of income, gain or loss for U.S. federal income tax purposes. At or prior to the Closing Date, the Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund and the Target Company, on behalf of the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, United States federal income tax counsel to the Acquiring Fund, the Master Target Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Company shall furnish to the Acquiring Companyh, in such form as is reasonably satisfactory to the Acquiring Company, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 PROXY STATEMENT. (a) The Target Company, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement and (b) the Master Target LLC, on behalf of the Master Target Fund, agrees to mail or deliver to its respective interestholders of record entitled to vote at the special meeting of interestholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Proxy Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

The obligations of the Target Company, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to (a) the performance by the Master Target LLC, on behalf of the Master Target Fund, of all the obligations to be performed by the Master Target Fund (or the Master Target LLC, on behalf of the Master Target Fund), pursuant to this Agreement on or before the Closing Date and (b) the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Acquiring Company, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Master Target LLC, on behalf of the Master Target Fund, and of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Trustees of the Target Company has approved this Agreement, with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Master Target Fund or the Acquiring Fund is currently contractually obligated to pay for services provided to the Master Target Fund or the Acquiring Fund, respectively, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

6.4 The Master Target LLC, on behalf of the Master Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Master Target Fund (other than this Agreement) and pursuant to which the Master Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Master Target Fund Stated Liabilities.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MASTER TARGET LLC, ON BEHALF OF THE MASTER TARGET FUND

The obligations of the Master Target LLC, on behalf of the Master Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to (a) the performance by the Target Company, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Target Company, on behalf of the Target Fund), pursuant to this Agreement on or before the Closing Date and (b) the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Acquiring Company, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Company, on behalf of the Target Fund, and of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Board of Trustees of the Master Target LLC has approved this Agreement, with respect to the Master Target Fund.

7.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Target Fund or the Acquiring Fund is currently contractually obligated to pay for services provided to the Target Fund or the Acquiring Fund, respectively, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VIII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING COMPANY,

ON BEHALF OF THE ACQUIRING FUND

The obligations of the Acquiring Company, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, of all the obligations to be performed by the Master Target Fund (or the Master Target LLC, on behalf of the Master Target Fund) and the Target Fund (or the Target Company, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

8.1 All representations, covenants and warranties of the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

8.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

8.3 The Board of Trustees of the Acquiring Company has approved this Agreement with respect to the Acquiring Fund.

8.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

8.5 The Target Company, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.

ARTICLE IX

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, THE MASTER TARGET LLC, ON BEHALF OF THE MASTER TARGET FUND AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Company, the Target Fund, the Master Target LLC, the Master Target Fund, the Acquiring Company or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

9.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the Target Fund shareholders as of the Shareholder Meeting Record Date in accordance with the provisions of the Target Company’s declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the Master Target Fund and the Acquiring Fund in such form as shall be reasonably acceptable to the Master Target LLC and the Acquiring Company. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Master Target LLC, on behalf of the Master Target Fund, nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 9.1.

9.2 The shareholders of the Target Fund shall have instructed the interestholders of the Master Target Fund, by the requisite aggregate vote of the shareholders of the Target Fund as of the Interestholder Meeting Record Date in accordance with the provisions of the Target Fund’s declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act, to approve this Agreement and the transactions contemplated herein. Evidence of such instructions shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Company. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Master Target LLC, on behalf of the Master Target Fund, nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 9.2.

9.3 This Agreement and the transactions contemplated herein, with respect to the Master Target Fund, shall have been approved by the requisite vote of the interestholders of the Master Target Fund as of the Interestholder Meeting Record Date in accordance with the provisions of the Master Target LLC’s limited liability company agreement and bylaws, applicable Delaware law and the 1940 Act. Evidence of such approval shall have been delivered to the Target Fund and the Acquiring Fund in such form as shall be reasonably acceptable to the Target Company and the Acquiring Company. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Master Target LLC, on behalf of the Master Target Fund, nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 9.3.

9.4 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

9.5 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund, the Master Target Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

9.6 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Company on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

9.7 As of the Closing Date, there shall be no pending litigation brought by any person against the Master Target Fund, the Target Fund, the Acquiring Fund, the Master Target LLC, the Target Company or the Acquiring Company or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.8 The Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund and the Target Company, on behalf of the Target Fund, each shall have received an opinion of Sidley Austin LLP, United States tax counsel to the Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) pursuant to Treasury Regulation section 301.7701-3(b)(1), the Master Target Fund is disregarded as an entity separate and apart from the Target Fund and the assets and liabilities of the Master Target Fund will be treated as the assets and liabilities of the Target Fund for all federal income tax purposes and consequently, the distribution of the assets in the Master Target Fund in the Liquidation will not result in the recognition of any income, gain or loss for U.S. federal income tax purposes;

(b) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(c) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

(d) under Section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(e) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(f) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(g) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(h) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(i) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Target Company, the Master Target LLC and Acquiring Company will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Master Target LLC, on behalf of the Master Target Fund, nor the Target Company, on behalf of the Target Fund, may waive the conditions set forth in this paragraph 9.8.

The Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE X

EXPENSES

The Target Fund, the Master Target Fund and the Acquiring Fund (each for purposes of this Article X only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees, as applicable. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders of the Target Fund or meeting of interestholders of the Master Target Fund to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted in connection with those meetings, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless BlackRock Advisors, LLC (“BlackRock Advisors”) or one of its affiliates has agreed to bear the expenses of a particular Fund pursuant to a separate arrangement between BlackRock Advisors or one of its affiliates and such Fund. Neither the Funds nor BlackRock Advisors or one of its affiliates will pay any expenses of Target Fund shareholders arising out of or in connection with the Reorganization.

ARTICLE XI

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, agree that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

11.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XII

TERMINATION

12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund. In addition, the Acquiring Company, the Master Target LLC or the Target Company may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive.

ARTICLE XIII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Company, the Master Target LLC and the Target Company as specifically authorized by their Board of Trustees or Board of Directors, as applicable, provided, however, that, following the meeting of the Target Fund shareholders called by the Target Company pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 The names “Target Company” and “Trustees of Target Company” refer respectively to the Target Company and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated May 7, 1987, as amended, which is hereby referred to and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Target Company. Such Declaration of Trust provides that no Trustee, shareholder, officer, employee or agent of the Target Company shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Target Company, but the “Trust Property” of the Target Company only shall be liable.

14.6 The names “Acquiring Company” and “Trustees of Acquiring Company” refer respectively to the Acquiring Company and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated October 21, 1998, as amended, which is hereby referred to and a copy of which is on file at the principal office of the Acquiring Company. Such Declaration of Trust contains certain provisions limiting the liability of the Board of Trustees, shareholders, officers, employees and agents of the Acquiring Company. The obligations of the Acquiring Company created hereunder are not personally binding upon, nor shall resort be had to the property of, any of the Board of Trustees, shareholders, officers, employees or agents of the Acquiring Company. In addition, only the Acquiring Company property included in the series of the Acquiring Company which incurs any liability shall be used to pay such liability.

ARTICLE XV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 60 State Street, Boston, Massachusetts 02109, Attention: John M. Perlowski, Chief Executive Officer; to the Master Target Fund, 60 State Street, Boston, Massachusetts 02109, Attention: John M. Perlowski, Chief Executive Officer; or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund, the Master Target Fund or the Acquiring Fund shall have last designated by notice to the other parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FUNDS FOR INSTITUTIONS SERIES, ON BEHALF OF ITS SERIES, FFI INSTITUTIONAL TAX-EXEMPT FUND

By:
Name:
Title:

MASTER INSTITUTIONAL MONEY MARKET LLC, ON BEHALF OF ITS CLASS, MASTER INSTITUTIONAL TAX-EXEMPT PORTFOLIO

By:
Name:
Title:

BLACKROCK LIQUIDITY FUNDS, ON BEHALF OF ITS SERIES, MUNICASH

By:
Name:
Title:

FUNDS FOR INSTITUTIONS SERIES

FFI Institutional Tax-Exempt Fund

BLACKROCK LIQUIDITY FUNDS

MuniCash

PART B

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2015

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of Master Institutional Tax-Exempt Portfolio (the “Master Target Fund”), a class of Master Institutional Money Market LLC (the “Master Target LLC”), FFI Institutional Tax-Exempt Fund (the “Target Fund”), a series of the Funds For Institutions Series (the “Target Trust”), and MuniCash (the “Acquiring Fund” and together with the Target Fund, the “Funds”), a series of BlackRock Liquidity Funds (the “Acquiring Trust”).

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated October 28, 2015 (the “Combined Prospectus/Proxy Statement”).

As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all of the assets of the Master Target Fund to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated. The Target Fund would then transfer substantially all of its assets, including the assets it acquired from the Master Target Fund, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund. Target Fund shares would then be exchanged for Institutional Shares of the Acquiring Fund and the Target Fund would be dissolved and terminated.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to Boston Financial Data Services, Attn Funds For Institutions Series, Suite 8118, 30 Dan Road, Canton, Massachusetts 02021-2890, or by calling (800) 225-1576.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

Additional Information about FFI Institutional Tax-Exempt Fund and MuniCash	S-3
Financial Statements	S-3
Pro Forma Financial Statements (Unaudited)	S-3

ADDITIONAL INFORMATION ABOUT FFI INSTITUTIONAL TAX-EXEMPT FUND AND MUNICASH

For FFI Institutional Tax-Exempt Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of Funds For Institutions Series dated August 28, 2015, as supplemented (SEC Accession No. 0001193125-15-303420); and the Annual Report to Shareholders for the fiscal year ended April 30, 2015, filed July 1, 2015 (SEC Accession No. 0001193125-15-242639), as filed with the Securities and Exchange Commission (the “SEC”).

For MuniCash: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of MuniCash dated February 27, 2015 as supplemented (SEC Accession No. 0001193125-15-069078); the Annual Report for the fiscal year ended October 31, 2014, filed January 1, 2015 (SEC Accession No. 0001193125-15-001536); and the Semi-Annual Report for the period ended April 30, 2015, filed July 1, 2015 (SEC Accession No. 0001193125-15-242574), as filed with the SEC.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of FFI Institutional Tax-Exempt Fund for the fiscal year ended April 30, 2015, (ii) the Annual Report to Shareholders of MuniCash for the fiscal year ended October 31, 2014 and (iii) the Semi-Annual Report to Shareholders of MuniCash for the period ended April 30, 2015, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

Pro forma financial statements of FFI Institutional Tax-Exempt Fund and MuniCash are provided on the following pages.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied, including that shareholders of the Target Fund must approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund, the Master Target Fund and the Acquiring Fund. The proposal will result in an in-kind liquidation of the Master Target Fund into the Target Fund (the “Liquidation”), followed by the reorganization (the “Funds Reorganization”) of the Target Fund with the Acquiring Fund (the Liquidation and the Funds Reorganization, together, the “Reorganization”). These pro forma numbers have been estimated in good faith based on information regarding each Fund as of April 30, 2015.

The unaudited pro forma information provided herein should be read in conjunction with the Annual Reports of the Target Fund and Master Target Fund dated April 30, 2015 and the Acquiring Fund, dated October 31, 2014, and the Semi-Annual Report of the Acquiring Fund, dated April 30, 2015, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended April 30, 2015 is intended to present ratios and supplemental data as if the Reorganization of the Target Fund with the Acquiring Fund had been consummated at May 1, 2014. The Reorganization is intended to consolidate the Target Fund with a similar fund advised by the Investment Advisor.

The Target Trust, on behalf of the Target Fund, has entered into an administration agreement (the “Target Fund Administration Agreement”) with BlackRock, as administrator (in such capacity, the “Administrator”). The Administrator receives for its services to the Target Fund monthly compensation at the annual rate of 0.15% of the average daily net assets the Target Fund. The Target Fund invests all of its investable assets in the Master Target Fund. Accordingly, the Target Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the Master Target Fund level. The Master Target LLC, on behalf of the Master Target Fund, has entered into a management agreement with BlackRock (the “Master Target Fund Management Agreement”). Pursuant to the Master Target Fund Management Agreement, BlackRock is responsible for the day-to-day management of the Master Target Fund’s portfolio and is entitled to fees computed daily and payable monthly. The maximum annual management fee rate that can be paid by the Master Target Fund to BlackRock (as a percentage of average daily net assets of that Portfolio) is 0.05%.

The Acquiring Fund does not have an administration agreement. The Acquiring Trust, on behalf of the Acquiring Fund, has entered into a management agreement with BlackRock (the “Acquiring Fund Management Agreement,” and together with the Master Target Fund Management Agreement, the “Management Agreements” and each, a “Management Agreement”) under which BlackRock provides certain investment advisory, administrative and accounting services to the Acquiring Fund. The Acquiring Fund pays BlackRock a management fee, computed daily and payable monthly, which is based on the Fund’s average daily net assets and calculated as follows:

Acquiring Fund
0.350% of the first $1 billion
0.300% of the next $1 billion
0.250% of the next $1 billion
0.200% of the next $1 billion
0.195% of the next $1 billion
0.190% of the next $1 billion
0.185% of the next $1 billion
0.180% of amounts in excess of $7 billion.

In respect of the Acquiring Fund, BlackRock has agreed to cap the Acquiring Fund’s combined management fees plus miscellaneous/other expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Acquiring Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Acquiring Fund’s business, if any), of each share class of the Acquiring Fund at the level shown below. To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses for Institutional Shares of the Acquiring Fund until March 1, 2017 if these expenses exceed a certain limit as indicated in the table below.

Fund	Contractual Caps on Combined Management Fees and Miscellaneous/Other Expenses(1) (excluding certain Fund expenses)
FFI Institutional Tax-Exempt Fund (Target Fund) Shares	—
MuniCash (Acquiring Fund) — Institutional Shares(2)	0.20%
Combined Fund — Institutional Shares(3)	0.20%

(1)	As a percentage of average daily net assets.

(2)

The contractual caps for the Acquiring Fund are in effect until March 1, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(3)	Assumes the Reorganization had taken place on April 30, 2015.

In respect of the Acquiring Fund, BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Acquiring Fund to maintain minimum levels of daily net investment income. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.

In respect of the Target Fund and the Master Target Fund, BlackRock has voluntarily agreed to waive a portion of its management fees and/or administration fees, as applicable, and/or reimburse operating expenses to enable the Target Fund to maintain a minimum level of daily net investment income. BlackRock may discontinue this voluntary waiver and/or reimbursement at any time without notice.

The Acquiring Fund Management Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the management fee rate of the Combined Portfolio under the Acquiring Fund Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund.

Other Service Providers

	(Target Fund/Target Master Fund)	(Acquiring Fund)
Distributor/Placement Agent	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	State Street Bank and Trust Company 100 Summer Street Boston, Massachusetts 02110	The Bank of New York Mellon One Wall Street New York, New York 10286
Transfer Agent	Boston Financial Data Services P.O. Box 8118 Boston, Massachusetts 02266-8118 (The Target Master Fund has no Transfer Agent)	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116	Deloitte & Touche LLP 1700 Market Street Philadelphia, Pennsylvania 19103
Fund Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

As of April 30, 2015, the net assets of (i) the Target Fund were $982,244,716 and (ii) the Acquiring Fund were $137,405,027. The net assets of the Combined Fund as of April 30, 2015 would have been $1,119,633,221 on a pro forma basis. In the Reorganization, the outstanding shares of the Target Fund will be exchanged for newly issued Institutional Shares of the Acquiring Fund, with no par value per share (“Acquiring Fund Shares”). The aggregate net asset value immediately after the Reorganization of your Combined Fund shares will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization. Each of the Target Fund and the Acquiring Fund is a money market fund, and although each Fund seeks to preserve the value of a shareholder’s investment at $1.00 per share, it is possible that the net asset value of the Target Fund’s or the Acquiring Fund’s shares may be less than $1.00 per share as of the Valuation Time. The amount of increased shares of 980,219,289 was calculated based on net asset value of the Acquiring Fund Shares of $1.00 in exchange for shares of the Target Fund.

On a pro forma basis for the twelve months ended April 30, 2015, the proposed Reorganization would result in an increase of $3,550,829 in investment advisory fees, increase of $1,155,137 in investment advisory fees waived, decrease of $1,876,935 in administration fees and a decrease in other operating expenses (including custody, legal, accounting and audit fees) of $518,757 on a pro forma basis for the twelve months ended April 30, 2015.

The total net annual portfolio operating expenses for the Target Fund, including its share of the Master Target Fund’s allocated expenses, was 0.06% as of April 30, 2015. The Acquiring Fund’s net total annual portfolio operating expenses was 0.15% for Institutional Shares as of April 30, 2015. Assuming the Reorganization is consummated, the Combined Fund’s pro forma total net annual portfolio operating expenses are expected to be 0.07% for Institutional Shares.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. As of April 30, 2015, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization: Regardless of whether the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that, the Investment Advisor has agreed to pay all of the costs of the Reorganization. The estimated expenses of the Reorganization attributable to each Fund, which include the amount to be paid by the Investment Advisor, are as follows:

Estimated Reorganization Expenses
Target Fund	Acquiring Fund
$223,500	$81,500

Undistributed Net Investment Income: If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s shareholders prior to the Closing Date. As of April 30, 2015, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Investment Income
Target Fund	Acquiring Fund
$2,705	$10,033